                                                                   Exhibit 10.15

--------------------------------------------------------------------------------




                             DEAN WITTER START PLAN

                   (Saving Today Affords Retirement Tomorrow)








              Amended and Restated Effective as of January 1, 2002




--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----
SECTION 1.   INTRODUCTION ...............................................     1
SECTION 2.   PARTICIPATION ..............................................     2
SECTION 3.   PERIOD OF SERVICE ..........................................     4
SECTION 4.   COMPANY CONTRIBUTIONS ......................................    10
SECTION 5.   EMPLOYEE CONTRIBUTIONS .....................................    14
SECTION 6.   INVESTMENT OF EMPLOYEE CONTRIBUTIONS .......................    25
SECTION 7.   TRUST FUND .................................................    30
SECTION 8.   ACCOUNTS ...................................................    35
SECTION 9.   ROLLOVER AND QUALIFIED TRANSFER CONTRIBUTIONS ..............    37
SECTION 10.  PLAN BENEFITS ..............................................    38
SECTION 11.  DISTRIBUTION OF PLAN BENEFITS ..............................    41
SECTION 12.  WITHDRAWALS AND LOANS ......................................    46
SECTION 13.  INCORPORATION OF CERTAIN CODE REQUIREMENTS BY REFERENCE ....    56
SECTION 14.  FIDUCIARY RESPONSIBILITIES AND PLAN ADMINISTRATION .........    60
SECTION 15.  FUNDING POLICY AND METHOD ..................................    61
SECTION 16.  CLAIMS PROCEDURES ..........................................    62
SECTION 17.  HEARING PANEL ..............................................    63
SECTION 18.  EXPENSES OF PLAN AND TRUST .................................    66

SECTION 19.  AMENDMENT AND TERMINATION .............................................     66
SECTION 20.  MISCELLANEOUS .........................................................     69
SECTION 21   DEFINITIONS ...........................................................     71
SECTION 22.  EXECUTIONS ............................................................     91
APPENDIX A.  PARTICIPATING COMPANIES. ..............................................    A-1
SUPPLEMENT A.  SPECIAL CONTRIBUTION. ...............................................    A-1
SUPPLEMENT B.  PAYROLL-BASED EMPLOYEE STOCK OWNERSHIP PLAN .........................    B-1
SUPPLEMENT C.  TOP-HEAVY PROVISIONS ................................................    C-1
SUPPLEMENT D.  PARTICIPANTS RESIDING IN PUERTO RICO ................................    D-1
SUPPLEMENT E.  1993 MATCHING CONTRIBUTIONS FOR CREDIT SERVICES EMPLOYEES ...........    E-1
SUPPLEMENT F.  SALE OF SPS .........................................................    F-1
SUPPLEMENT G.  RULES RELATING TO CERTAIN GROUPS OF EMPLOYEES .......................    G-1
SUPPLEMENT H.  TERMINATION OF MATCHING CONTRIBUTIONS AND TRANSFER OF ACCOUNTS ......    H-1
SUPPLEMENT I.  EGTRRA AMENDMENTS ...................................................    I-1
SUPPLEMENT J.  JANUARY 1, 2002 ESOP DESIGNATION ....................................    J-1

                             DEAN WITTER START PLAN

                   (Saving Today Affords Retirement Tomorrow)
                   ------------------------------------------

              Amended and Restated Effective As of January 1, 2002

SECTION 1. INTRODUCTION
           ------------

          The Dean Witter START Plan (Saving Today Affords Retirement Tomorrow) (the "Plan") was originally established as the Dean Witter Stock Accumulation Plan, effective September 1, 1971. The Plan has subsequently been amended and restated several times, including an amendment and restatement to reflect the fact that, on December 31, 1981, DWRO (the parent company of Dean Witter Reynolds Inc.) was merged into a wholly-owned subsidiary of Sears, Roebuck and Co., and all outstanding shares of DWRO common stock were converted into shares of common stock of Sears. Effective January 1, 1984, the Plan was renamed the Dean Witter Reynolds Inc. Employee Retirement Investment Plan. Effective January 1, 1987, the Plan was amended and restated to comply with certain requirements of the Tax Reform Act of 1986, the Technical and Miscellaneous Revenue Act of 1988 and other applicable changes in the law. Effective June 1, 1994, the Plan was renamed as the Dean Witter START Plan (Saving Today Affords Retirement Tomorrow). Thereafter, the Plan was amended on numerous occasions. This document sets forth the terms of the Plan as of January 1, 2002.

          The Plan is subject to further amendment in accordance with Section 19, including amendments required to meet applicable rules and regulations of the Internal Revenue Service or the United States Department of Labor. Capitalized terms used in the text of the Plan are defined in Section 21 in alphabetical order. The Plan is intended to be a profit-sharing plan for purposes of Code section 401(a)(27).

          The Plan is an eligible individual account plan (within the meaning of ERISA section 407(d)(3)) and shall be interpreted accordingly. The Plan provides for the acquisition and holding of "qualifying employer securities" as defined in ERISA section 407(d)(5). Up to 100% of the Plan's assets may be invested in qualifying employing securities.


SECTION 2. PARTICIPATION
           -------------

           (a)  Commencement of Participation.
                -----------------------------

           Effective January 1, 1996, subject to Section 2(b):

                (i) an Immediately Eligible Employee may elect to become a Participant in the Plan on any Entry Date coincident with or following such Employee's Employment Commencement Date;

                (ii) an Eligible Employee may elect to become a Participant in the Plan on any Entry Date coincident with or following the date on which such Employee becomes an Eligible Employee. If an individual is not employed as an Eligible Employee on the first Entry Date on or after such individual has become an Eligible Employee, such individual may elect to become a Participant as of any Entry Date following the date on which such individual next becomes an Eligible Employee or an Immediately Eligible Employee. If an Employee who severs employment is an Immediately Eligible Employee or an Eligible Employee on such Employee's Severance Date and such Employee is later rehired, such Employee shall be deemed an Immediately Eligible Employee as of such Employee's Reemployment Commencement Date, regardless of the employee status into which such Employee has been rehired, and may elect to commence or resume participation immediately upon such rehire or upon any Entry Date thereafter.

          Effective July 1, 1994, an Eligible Employee may elect to become a Participant in the Plan on the Entry Date coincident with or next following the Eligible Employee's Employment Commencement Date. Notwithstanding anything to the contrary contained herein, Eligible Employees whose Employment Commencement Dates precede July 1, 1994 may elect to become Participants as of July 1, 1994 or any Entry Date thereafter.

          Effective January 1, 1987, an Eligible Employee shall become a Participant in the Plan on the Entry Date coincident with or next following the earlier of (i) the date he or she completes two years of continuous full-time employment with one or more members of the Affiliated Group or (ii) the date the Eligible Employee has attained age 21 and completed one Year of Service. If an individual is not employed as an Eligible Employee on the first Entry Date after meeting the age and service requirements, such individual shall become a Participant on the next date such individual becomes an Eligible Employee. If a Participant terminates employment and is later rehired as an Eligible Employee, such Participant shall resume participation in the Plan immediately upon such rehire.

          Notwithstanding anything to the contrary herein, an Eligible Employee who commenced employment with the Company prior to January 1, 1987 will automatically become a Participant in the Plan on the first day of the month following the month in which falls the earliest of (i) the date the Eligible Employee completes two years of continuous full-time employment with one or more members of the Affiliated Group regardless of age, (ii) the date the Eligible Employee has attained age 21 and completed three continuous months of employment with one or more members of the Affiliated Group or (iii) the date the Eligible Employee has attained age 21 and completed one Year of Service. An Employee who commenced employment with the Company prior to January 1, 1987 but who was not an Eligible

Employee on the first day of the month described in the preceding sentence, but who becomes an Eligible Employee after having satisfied the requirements of such preceding sentence, shall automatically become a Participant in the Plan on the first day of the month following the month in which such Employee becomes an Eligible Employee.

           (b) Enrollment Process. Notwithstanding the foregoing, no Immediately
               ------------------
Eligible Employee or Eligible Employee shall become a Participant in the Plan until such Employee has completed the enrollment process established by the Plan Administrator.

           (c) Termination of Participation. A Participant's participation shall
               ----------------------------
terminate on the date no amount is payable to the Participant hereunder.


SECTION 3. PERIOD OF SERVICE
           -----------------

           An Employee's service shall be determined under the following rules:

           (a) Definitions. For purposes of this Section 3 the following terms
               -----------
have the following meanings unless the context clearly indicates a different meaning:

           "Affiliated Group" means Affiliated Group as defined in Section 21
            ----------------
and any other entity required to be aggregated with any Participating Company pursuant to Code section 414(o) and the regulations thereunder.

           "Employment Commencement Date" means the date on which an Employee
            ----------------------------
first is credited with an Hour of Service.

           "Hour of Service" means each hour for which an Employee is paid or
            ---------------
entitled to payment for the performance of duties for the Company or for any member of the Affiliated Group.

           "One Year Break" means a Period of Severance of 12 consecutive
            --------------
months.

          "Period of Service" means a period beginning on an Employee's
           -----------------
Employment Commencement Date or Reemployment Commencement Date and ending on the Employee's Severance Date. An Employee's Period of Service also includes any other period which constitutes a "Period of Service" under written rules or regulations adopted from time to time by the Plan Administrator.

          Effective January 1, 2000, Period of Service shall include such periods as the Company determines are required to be taken into account for eligibility and vesting purposes in order to comply with Code section 414(n)(4).

          "Period of Severance" means each period from an Employee's Severance
           -------------------
Date to the Employee's next Reemployment Commencement Date.

          "Reemployment Commencement Date" means the date on which an Employee
           ------------------------------
first is credited with an Hour of Service after a Severance Date.

          "Severance Date" means the earlier of the date on which an Employee
           --------------
quits, retires, is discharged or dies; or the first anniversary of the first date of a period in which an Employee remains continuously absent from service with an Employer (with or without pay) for any reason other than quit, retirement, discharge or death. Notwithstanding the foregoing, an Employee shall not have a Severance Date when the Employee:

          (i) Takes a leave of absence without pay approved by the appropriate member of the Affiliated Group. In the case of an approved leave of absence without pay for a period in excess of 12 months, the Employee shall be deemed to have a Severance Date as of the end of such 12-month period if the Employee fails to abide by the terms and conditions of such leave, which may include a requirement to return to active employment.

          (ii) Enters the military service of the United States, provided the Employee returns to active employment with any member of the Affiliated Group within the time the Employee's reemployment rights are protected under applicable law. If the Employee does not so return, the Employee shall be deemed to have a Severance Date as of the date of entry into military service.

          (iii) Is unable to work due to disability or sickness.

          (iv) Is on jury duty, a leave of absence with pay, an approved vacation or a holiday.

          (v) Is absent from work for maternity or paternity reasons. For purposes of this paragraph (v), an absence from work for maternity or paternity reasons means an absence;

                (1)   by reason of the pregnancy of the individual,

                (2)   by reason of a birth of a child of the individual,

                (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or

                (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. If the Employee does not return to employment with a member of the Affiliated Group before the second anniversary of the beginning of such absence the Employee shall have a Severance Date on such second anniversary.

          Notwithstanding the foregoing, if an Employee quits, is discharged, dies or retires while on leave, vacation, holiday or jury duty, or while disabled or sick, the Employee shall have a Severance Date on the earlier of the date of such quit, discharge, death or retirement, or 12 months after the commencement of such leave, vacation, holiday, jury duty, disability or sickness. An Employee shall be deemed to have been discharged as of the earlier of the date the Employee received oral or written notice of discharge or the date a written notice of discharge is deposited in the United States mail (on a registered or certified basis) to the Employee's last known address.

          "Year of Service" means a Period (or Periods) of Service, whether or
           ---------------
not consecutive, equal to 12 months.

          (b) Service of Rehired Employees
              ----------------------------

                (i) An Employee's Period of Service shall include any period following the Employee's Severance Date and prior to the Employee's first Reemployment Commencement Date following such Severance Date if such Reemployment Commencement Date occurs no later than 12 months after such Severance Date.

                (ii) For participation purposes only, an Employee's Period of Service shall not include any period prior to a One Year Break unless the Employee completes a Year of Service after returning to employment.

                (iii) For vesting purposes only, an Employee's Period of Service shall not include any period prior to a One Year Break unless the Employee completes an Hour of Service after returning to employment.

          (c) Service with Reynolds. In the case of any individual who was an
              ---------------------
employee of Reynolds Securities International Inc. or any subsidiary thereof at any time prior to the merger of Reynolds Securities International Inc. with Dean Witter Organization Inc., Years of Service for periods prior to January 3, 1978 shall be determined by applying the rules of this Section 3 to that period of employment. The Years of Service so determined shall be added to such individual's Years of Service determined under this Plan, computed as though the individual's Employment

Commencement Date was the later of January 1, 1978 or the date such individual was first credited with an Hour of Service.

          (d) Service with Sears or its Subsidiaries.
              --------------------------------------

              (i) If an individual was employed by Sears or any subsidiary thereof prior to December 31, 1981, and is treated by any member of the Affiliated Group as having been continuously employed by a member of the Affiliated Group since December 31, 1981, such individual's Years of Service shall be determined by applying the rules of this Section 3 to the entire period of such employment before and after December 31, 1981. If such an individual is not so treated, such individual's Years of Service shall be determined by applying the rules of this Section 3 only to the period of such employment after December 31, 1981.

              (ii) If, prior to the Spin-off, a Participant transferred employment to Sears or any subsidiary of Sears, other than DWD or a subsidiary of DWD, and was employed by Sears or a subsidiary of Sears on the Spin-off date and remained continuously employed by Sears or any subsidiary of Sears after the Spin-off date, then, for purposes of vesting in Company Matching Contributions, such transferred Participant's Period of Service shall include service with Sears or a subsidiary of Sears after the Spin-off but not more than the lesser of such transferred Participant's service with Sears or a subsidiary of Sears or the service necessary for such transferred Participant to fully vest in his or her Matching Contribution Account, such post-Spin-off service to be determined in accordance with this Section 3.

          (e) Aggregation of Periods of Service. Subject to Section 3(b), all of
              ---------------------------------
an Employee's Periods of Service determined pursuant to this Section 3 shall be aggregated on the basis of complete months, whether or not such Periods of Service are consecutive, except that if an Employee's Period of Service commences on other than the first day of a calendar month and ends on other than the last day of a calendar month, the days in such months shall be aggregated and one additional month of service shall be credited if the number of such days is at least 30 but less than 60, and two additional months shall be credited if the number of such days equals 60.

          (f) Transferred Employees. If a Participant transfers employment to
              ---------------------
SPS Transaction Services, Inc. (or any of its subsidiaries) ("SPS") before October 15, 1998 or Nations Securities, A Dean Witter/Nations Bank Company ("Nations"), such transferred Participant's Period of Service shall include service with SPS before October 15, 1998 or Nations but not more than the lesser of such transferred Participant's service with SPS before October 15, 1998 or Nations or the service necessary for such transferred Participant to fully vest in the Matching Contribution Account, such post-transfer service to be determined in accordance with this Section 3.

          (g) Service with SPS. In the case of any individual who was an
              ----------------
employee of SPS and who either transferred employment to a member of the Affiliated Group before October 15, 1998 or severed employment with SPS before October 15, 1998 and is hired as an Employee by a member of the Affiliated Group within 12 months of such severance, such Employee's Service used to determine a Year of Service under this Section 3 shall include service with SPS before October 15, 1998 determined by applying the rules set forth in this Section 3 to such Employee's employment by SPS as if such employment was employment by a member of the Affiliated Group.

          (h) Service with Morgan Stanley. Solely for purposes of determining an
              ---------------------------
individual's eligibility and vesting service under this Section 3, employment (and absences from employment) with Morgan Stanley Group Inc. ("MS") or an ERISA Affiliate before the Effective Time shall be taken into account as if such employment were service with the Affiliated Group.

For this purpose, "Effective Time" shall have the meaning given to that term in the Amended and Restated Agreement and Plan of Merger, dated as of April 10, 1997, between DWD and MS and "ERISA Affiliate" shall mean a member of the Affiliated Group determined, as of any relevant date, as if MS were a Participating Company.

SECTION 4.  COMPANY CONTRIBUTIONS
            ---------------------

            (a) Amount. For each Plan Year, the Participating Companies shall
                ------
make Matching Contributions to the Trust Fund equal to the amount required to be allocated as Matching Contributions under Section 4(b)(i) and may, in their sole and absolute discretion, make additional Matching, Qualified Non-Elective or Qualified Matching Contributions. All Company Contributions shall be made in cash or, effective January 1, 1998, in cash or in shares of MWD Stock or in a combination of cash and shares of MWD Stock, all as the Company may in its discretion determine; provided, that shares of MWD Stock may be contributed to the Plan only if at the time of the contribution they constitute "qualifying employer securities" within the meaning of ERISA section 407(d)(5). If and to the extent that Company Contributions are made in shares of MWD Stock, they shall be taken into account at their "Fair Market Value" on the date of contribution. For purposes of the preceding sentence, the "Fair Market Value" of a share of MWD Stock on a date shall be the closing price, regular way, of a share of MWD Stock as reported on the New York Stock Exchange on such date if shares of MWD stock are then trading upon such exchange, or if not, then the closing price, regular way, of a share of MWD Stock as reported on such other exchange on which shares of MWD Stock are principally trading on such date.

          (b) Allocation.
              ----------

                (i) Basic Matching Contributions. Matching Contributions and
                    ----------------------------
forfeitures, if any, for each Plan Year shall be allocated to each Participant who was either an Employee as of the last day of the Plan Year or ceased to be an Employee during the Plan Year as a result of such Participant's death, Total and Permanent Disability, Retirement or Release.

                        (1) For Plan Years beginning before January 1, 1991, the amount required to be allocated by this section shall be equal to 50% of the first $2,000, and 20% of the remaining amount, of Basic Contributions for each Plan Year made by the Participant.

                        (2) For Plan Years beginning after December 31, 1990 and before January 1, 1993, the amounts required to be allocated under this section shall be an amount equal to at least 24.9% but not more than 116.2% of the first $2,000, and at least 9.9% but not more than 46.2% of the remaining amount, of Basic Contributions for each Plan Year made by the Participant, said percentages to be determined relative to the amount of Pretax Income for the fiscal year in which the Plan Year ends, as follows:

                                (A) In advance of each Plan Year, the Company
shall determine the levels of Pretax Income, expressed as a series of ranges, to be used for purposes of this Section 4(b)(i) and the percentages to be used to calculate Matching Contributions based upon the range into which the amount of Pretax Income for the year falls.

                                (B) For purposes of this Section 4(b)(i) only,
"Pretax Income" means revenues, less expenses, exclusive of Company matching contributions under the Plan and before the provision for payment of Federal, state and local income taxes, attributable to securities activities of Dean Witter Financial Services Group as certified by the Company's independent public accountants.

                        (3) For Plan Years beginning on or after December 31, 1992, the amount required to be allocated under this section shall be an amount equal to at least 24.9% but not more than 116.2% of the first $2,000, and at least 9.9% but not more than 46.2% of the remaining amount, of Basic and Supplemental Pre-Tax Contributions (up to 6% of Earnings, determined with regard to the Participant's Earnings while an Eligible Employee) for each Plan Year made by the Participant, said percentages to be determined relative to the amount of Pre-tax Income for the fiscal year ending within the Plan Year of the Business Segment in which the Participant was an Employee on the last day of the Plan Year or on such Participant's last day of employment immediately preceding the Participant's death, Total and Permanent Disability, Retirement or Release. The amount required to be allocated for each Plan year shall be determined as follows:

                                (A) For each Plan Year commencing after December
31, 1992, the Company shall determine one or more Business Segments for which Matching Contributions shall be calculated. For each such Business Segment, the Company shall determine the levels of Pre-tax Income, expressed as a series of ranges, to be used for purposes of this Section 4(b)(i)(3) and the percentages to be used to calculate Matching Contributions based upon the range into which the amount of Pre-tax Income for the year falls.

                                (B) For purposes of this Section 4(b)(i)(3)
only, "Pre-tax Income" means revenues, less expenses, exclusive of Company Matching Contributions under the Plan and before the provision for accounting adjustments, extraordinary items and the payment of Federal, state and local income taxes, attributable to the consolidated activities of each Business Segment as audited by the Company's independent public accountants.

                                (C) For purposes of this Section 4(b)(i)(3)
only, "Business Segment" shall mean Morgan Stanley Dean Witter & Co., in whole or in part, and any subsidiary, group of subsidiaries, divisions, departments, units, business activity or group of business activities of Morgan Stanley Dean Witter & Co. as determined by the Company for each Plan Year.

                (ii) Additional Company Contributions. The Company may, in its
                     --------------------------------
sole discretion, make Matching Contributions in excess of the amount required to be allocated under Section 4(b)(i), Qualified Matching Contributions ("QMACs") or Qualified Non-Elective Contributions ("QNECs"). Any such Matching Contributions or any QMACs may be made with respect to any or all Participants as determined by the Company. Any such Matching Contributions or any QMACs shall be allocated in proportion to each such Participant's Basic Contribution for the Plan Year. QNECs may be made with respect to any or all Immediately Eligible Employees or Eligible Employees, as determined by the Company, and shall be allocated in a manner to be determined by the Company.

          (c)   Payment of Company Contributions. The portion of the Company
                --------------------------------
Contribution to be made by each Participating Company for each Plan Year shall be determined by the Company and shall be paid to the Trustee at such time or times as the Participating Company shall determine, but in any event before the date for filing such Participating Company's Federal income tax return for the Plan Year, including any extensions of such date.

SECTION 5.  EMPLOYEE CONTRIBUTIONS
            ----------------------

            (a) Basic and Supplemental Contributions.
                ------------------------------------

                    (i) Pre-Tax Contributions. Each Participant who is an
                        ---------------------
Eligible Employee may make Basic Contributions to the Plan equal to any whole percentage from 1% to 6% of the Participant's Earnings for the appropriate Plan Year. Except to the extent provided in Section 5(b) below, each Participant's Basic Contributions shall constitute Basic Pre-Tax Contributions. A Participant who is making Basic Pre-Tax Contributions equal to 6% of Earnings may also elect to make Supplemental Pre-Tax Contributions to the Plan equal to any whole percentage from 1% to 6% of Earnings; provided, that the Plan Administrator may at any time and from time to time limit the amount of Supplemental Pre-Tax Contributions allowed to be made by Highly Compensated Employees or terminate the ability of Highly Compensated Employees to make Supplemental Pre-Tax Contributions under the Plan.

            Notwithstanding the foregoing provisions of this Section 5(a)(i), effective January 1, 2001: each Participant who is an Eligible Employee or Immediately Eligible Employee may make Basic Pre-Tax Contributions to the Plan for any year equal to any whole percentage from 1% to 12% of the Participant's Earnings for such year, and no additional Supplemental Pre-Tax Contributions shall be permitted; the Plan Administrator may at any time and from time to time limit the amount of Basic Pre-Tax Contributions allowed to be made by some or all Eligible Employees or Immediately Eligible Employees to ensure compliance with applicable nondiscrimination or other rules, provided however, that in no event shall any such limitation restrict employees that are not Highly Compensated Employees to any greater extent than similarly situated individuals that are Highly Compensated Employees.

                (ii) After-Tax Contributions. A Participant who is not a Highly
                     -----------------------
Compensated Employee may make After-Tax Contributions to the Plan equal to any whole percentage from 1% to 10% of the Participant's Earnings regardless of whether the Participant is making any Pre-Tax Contributions. However, in no event shall the aggregate amount of a Participant's Pre-Tax and After-Tax Contributions exceed 17% of the Participant's Earnings.

          (b)   Basic After-Tax Adjustment Contributions. In order that the Plan
                ----------------------------------------
may comply with the requirements of Code sections 401(k) and 415 and the regulations thereunder, at any time during the Plan Year the Plan Administrator (at its sole discretion) may reduce the rate at which any Participant who is a Highly Compensated Employee may contribute Basic Pre-Tax Contributions and/or Supplemental Pre-Tax Contributions, or discontinue all such contributions, for the remainder of such Plan Year. Such a reduction or discontinuance may be applied selectively to individual Participants or to particular classes of Participants, as the Plan Administrator may determine. Any Participant whose Basic Pre-Tax Contributions and/or supplemental Pre-Tax contributions are reduced or discontinued under this Section 5(b) shall make Basic After-Tax Adjustment Contributions to the Plan during the remainder of the Plan Year equal to the percentage of the Participant's Earnings that the Plan Administrator has determined cannot be made as Basic Pre-Tax Contributions and/or Supplemental Pre-Tax Contributions, whichever is applicable; provided, that in order that the Plan may comply with the requirements of Code section 401(m) and the regulations thereunder, at any time during the Plan Year the Plan Administrator (at its sole discretion) may reduce the rate at which a Participant may contribute Basic After-Tax Adjustment Contributions, or discontinue all such contributions, for the remainder of such Plan Year. Any reduction or discontinuance of Basic Pre-Tax or Basic After-Tax Adjustment Contributions made pursuant to this
Section 5(b) shall automatically cease
to apply upon the close of the Plan Year in which it is made, or on such earlier date in such Plan Year as the Plan Administrator may determine.

          (c) Changing the Rate and Suspension of Employee Contributions. As of
              ----------------------------------------------------------
the beginning of any Quarter, a Participant may elect to change the Participant's rate of Basic Pre-Tax Contributions, any Supplemental Pre-Tax Contributions and/or After-Tax Contributions to any other rate that is within the limitations described in Section 5(a) provided, however, that the Plan Administrator shall have the discretion to permit Participants to make one or more additional elections, provided, further, that the right to make such additional elections is made available to all Participants on a nondiscriminatory basis. If a Participant elects to reduce the Participant's rate of Basic Pre-Tax Contributions to a rate that is below 6%, any Supplemental Pre-Tax Contributions being made by the Participant shall automatically cease on the effective date of such election. If a Participant is making Basic After-Tax Adjustment Contributions, and elects to reduce the rate of such Basic Contributions, and if, as a result of such election, the Plan Administrator determines that it is no longer necessary for the Participant to make some or all of such Basic After-Tax Adjustment Contributions, the appropriate amount of the Participant's Basic After-Tax Adjustment Contributions shall automatically cease, effective as of the effective date of the Participant's election to change the Participant's rate of Basic Contributions. As of any pay period, the Participant may elect to discontinue all After-Tax Contributions, Supplemental Pre-Tax Contributions and/or Basic Pre-Tax Contributions, provided however, that an election to discontinue Basic Pre-Tax Contributions shall automatically cause discontinuance of any Supplemental Pre-Tax Contributions.

          (d) Maximum Amount of Elective Deferrals. Notwithstanding anything to
              ------------------------------------
the contrary herein, the amount of Elective Deferrals made with respect to any individual during a calendar year under the Plan and all other plans, contracts or arrangements of any member of the Affiliated Group may not exceed the amount of the limitation in effect under Code section 402(g)(1) for taxable years beginning in such calendar year. Such limit shall not apply to any such Elective Deferrals made which are amounts attributable to service performed by such Participant prior to January 1, 1987.

          (e) Distribution of Excess Elective Deferrals. No later than the first
              -----------------------------------------
March 1 following the close of a Participant's tax year, the Participant may notify the Plan Administrator of the amount of the Excess Elective Deferrals received by the Plan for the Participant's tax year. A Participant shall be deemed to have notified the Plan of the amount of any such Excess Elective Deferrals to the extent the Participant has Excess Elective Deferrals for the taxable year calculated by taking into account only Elective Deferrals under the Plan and any other Plan maintained by a member of the Affiliated Group. No later than the first April 15 following the close of such taxable year, the Plan shall distribute to the Participant the amount designated as an Excess Elective Deferral under this section (adjusted for any income or loss allocable to that amount). The amount of Excess Elective Deferrals that may be distributed with respect to a Participant for a taxable year shall be reduced by any Excess Contributions previously distributed under Subsection 5(g)(1) or recharacterized under Subsection 5(g)(2) with respect to the Participant for the Plan Year beginning with or within the Participant's taxable year for which such Excess Elective Deferrals have been made. In the event that a Participant's Elective Deferrals and his elective deferrals (as defined by Code section 402(g)) to all plans other than the START Plan exceed the limit set forth in Code section 402(g) and the Plan Administrator cannot reasonably distribute such Excess Elective Deferrals prior to the April 15th next following the close of the taxable year in which the excess deferrals were made, then such Participant's Excess

Elective Deferrals shall remain in the Trust on the same terms and subject to the same distribution rules as other Elective Deferrals.

          (f) Actual Deferral Percentage Test.
              -------------------------------

                (1) Elective Deferrals hereunder shall not exceed the limits set forth in Code section 401(k)(3). For purposes of applying such limits, Code section 401(k)(3) and the regulations thereunder are incorporated herein by reference and are hereinafter referred to as the "ADP test." Effective for Plan Years beginning on or after January 1, 1997 and before January 1, 2001, the ADP test shall be applied using the current year testing method. Effective for Plan Years beginning on or after January 1, 2001, the ADP test shall be applied using the prior year testing method.

                (2) All or part of the Qualified Matching Contributions and Qualified Non-Elective Contributions made with respect to any or all Eligible Employees may be treated as Elective Deferrals for purposes of the ADP test provided that each of the following requirements is met:

                       (i) the amount of nonelective contributions, including the Qualified Non-Elective Contributions treated as Elective Deferrals for purposes of the ADP test, satisfies the requirements of Code section 401(a)(4);

                       (ii) the amount of nonelective contributions, excluding those Qualified Non-Elective Contributions treated as Elective Deferrals for purposes of the ADP test and those Qualified Non-Elective Contributions treated as Matching Contributions for purposes of the ACP test (described in Section 5(h) below), satisfies the requirements of Code section 401(a)(4);

                    (iii) all such Qualified Non-Elective Contributions and Qualified Matching Contributions are nonforfeitable when made and subject to the same distribution restrictions that apply to Elective Deferrals, without regard to whether such Qualified Non-Elective Contributions or Qualified Matching Contributions are actually taken into account as Elective Deferrals;

                    (iv) all such Qualified Non-Elective Contributions and Qualified Matching Contributions are allocated to the accounts of Eligible Employees as of a date within the Plan Year (pursuant to Treas. Reg. section 1.401(k)-(b)(4)(i)(A)) as if such contributions were Elective Deferrals and as if such contributions are made before the end of the 12-month period immediately following the Plan Year to which the contributions relate; and,

                    (v) for Plan Years beginning after December 31, 1988, if the Plan uses the provisions of this Subsection 5(f)(2) for purposes of the ADP test, then, for purposes of Code section 410(b) (other than the average benefit percentage test), the Plan may be aggregated with other plans of the Affiliated Group to which qualified nonelective contributions and qualified matching contributions are made. If the Plan Year is changed to satisfy the Code section 410(b) requirement that aggregated plans have the same plan year, this Subsection 5(f)(2) may apply during the resulting short plan year only if the Qualified Non-Elective Contributions and Qualified Matching Contributions during the short plan year satisfy Treas. Reg. section 1.401(k)-1(b)(4)(i) as if such contributions were Elective Deferrals and such aggregated plans could otherwise be aggregated for purposes of Code section 410(b).

          (g) Distribution of Excess Contributions.
              ------------------------------------

                (1) Notwithstanding any other provision of the Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of any Plan Year beginning after December 31, 1987 to Participants to whose accounts Basic Pre-Tax, Qualified Matching and Qualified Non-Elective Contributions were allocated for the preceding Plan Year. The Excess Contributions shall be adjusted for income or loss up to the date of distribution. The income or loss allocable to Excess Contributions shall be determined by multiplying the income or loss allocable to the Participant's Basic Pre-Tax, Supplemental Pre-Tax, Qualified Matching and Qualified Non-Elective Contributions for the Plan Year by a fraction, the numerator of which is the Excess Contribution for the preceding Plan Year allocated to the Participant and the denominator of which is the sum of the Participant's account balances attributable to Basic Pre-Tax, Supplemental Pre-Tax, Qualified Matching and Qualified Non-Elective Contributions on the last day of the preceding Plan Year. Amounts distributed under this Section 5(g) shall be made from the Participant's Basic Pre-Tax, Qualified Matching and Qualified Non-Elective Contribution Accounts in proportion to the Participant's Basic Pre-Tax, Qualified Matching and Qualified Non-Elective Contributions for the Plan Year.

          (2) A Participant may treat Excess Contributions as an amount distributed to the Participant and then contributed by the Participant to the Plan as Basic After-Tax Adjustment Contributions. Such re-characterized amounts will remain nonforfeitable and subject to the same distribution requirements as Supplemental Pre-Tax Contributions. Amounts may not be re-characterized by a Highly Compensated Employee to the extent that such amount in combination with other Basic After-Tax Adjustment and Matching Contributions made with respect to that Employee would exceed the limits under Section 5(h). Re-characterization must occur no later than two and one-half months after the last day of the Plan Year in which the Excess Contributions arose and is deemed to occur no earlier than the date the last Highly

Compensated Employee is informed in writing of the amount which may be re-characterized and the consequences thereof.

                (3) The amount of Excess Contributions to be distributed under Subsection 5(g)(l) or re-characterized under Subsection 5(g)(2) shall be reduced by Excess Elective Deferrals previously distributed under Section 5(e) for the Participant's taxable year ending with or within the Plan Year for which such Excess Contributions have been made.

          (h) Actual Contributions Percentage Test.
              ------------------------------------

                (1) Matching Contributions and Basic After-tax Adjustment Contributions hereunder shall not exceed the limits set forth in Code section 401(m)(2). For purposes of applying such limits, Code section 401(m)(2) and the regulations thereunder are incorporated herein by reference and are hereinafter referred to as the "ACP test." Effective for Plan Years beginning on or after January 1, 1997 and before January 1, 2001, the ACP test shall be applied using the current year testing method. Effective for Plan Years beginning on or after January 1, 2001, the ACP test shall be applied using the prior year testing method.

                (2) Contributions made by or on behalf of Highly Compensated Employees shall not exceed the limits imposed upon multiple use of the alternative limitation by Code section 401(m)(9). For this purpose, Code section 401(m)(9) and Treas. Reg. section 1.401(m)-2(b) are incorporated herein by reference. For Plan Years beginning prior to January 1, 1997, if one or more Highly Compensated Employees' Contributions exceed the multiple use limit, then the Actual Contribution Ratio ("ACR") of Highly Compensated Employees shall be reduced (starting with such Highly Compensated Employee whose ACR is the highest) so that the limit is not exceeded, and the amount of any such reduction shall be treated as an Excess Aggregate Contribution. For Plan Years beginning on or after January 1, 1997, if the sum of the

ADP and the ACP of Highly Compensated Employees exceeds the multiple use limit, then the ACP of Highly Compensated Employees shall be reduced in the same manner as that used in determining Excess Aggregate Contributions, and the amount by which each Highly Compensated Employees' Contributions is thereby reduced shall be treated as an Excess Aggregate Contribution; and for these purposes, the ADP and ACP of Highly Compensated Employees are determined after any adjustments required to pass the tests described in Sections 5(f)(1) and 5(h)(1) and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use shall not occur if the ADP and ACP of Highly Compensated Employees is not greater than 125% of the ADP and ACP of non-Highly Compensated Employees.

          (3) All or part of the Qualified Non-Elective Contributions and Elective Deferrals made with respect to any or all Eligible Employees may be treated as Matching Contributions for purposes of the ACP test provided that each of the following requirements is met:

              (i) the amount of nonelective contributions, including the Qualified Non-Elective Contributions treated as Matching Contributions for purposes of the ACP test, satisfies the requirements of Code section 401(a)(4);

              (ii) the amount of nonelective contributions, excluding those Qualified Non-Elective Contributions treated as Matching Contributions for purposes of the ACP test and those Qualified Non-Elective Contributions treated as Elective Deferrals under Treas. Reg. section 1.401(k)-1(b)(5) for purposes of the ADP test satisfies the requirements of Code section 401(a)(4);

              (iii) all Elective Deferrals whether or not treated as Matching Contributions hereunder, satisfy the ADP test.

              (iv) the Qualified Non-Elective Contributions are allocated to the accounts of Eligible Employees as of a date within the Plan Year (pursuant to Treas. Reg. section 1.401(k)-(b)(4)(i)(A)) and the Elective Deferrals satisfy Treas. Reg. section 1.401(k)-1(b)(4)(i) for the Plan Year; and the Qualified Non-Elective Contributions are made before the end of the 12-month period immediately following the Plan Year to which the contributions relate and

              (v) for Plan Years beginning after December 31, 1988, if the Plan uses the provisions of this Subsection 5(h)(3) for purposes of the ACP test, then for purposes of Code section 410(b) (other than the average benefit percentage test), the Plan may be aggregated with other plans of the Affiliated Group to which qualified nonelective contributions and elective contributions are made. If the Plan Year is changed to satisfy the Code section 410(b) requirement that aggregated plans have the same plan year, this Subsection 5(h)(3) may apply during the resulting short plan year only if Elective Deferrals during the short plan year satisfy Treas. Reg. section 1.401(k)-1(b)(4) with respect to the short plan year and Qualified Non-Elective contributions satisfy Treas. Reg. section 1.401(k)-1(b)(4)(i)(A) with respect to the short plan year as if such contributions were Elective Deferrals.

          (4) Participating Companies may, in their sole discretion, satisfy the ACP test either by making additional Qualified Non-Elective Contributions, Matching Contributions or Qualified Matching Contributions pursuant to Section 4(b)(ii) or by distributing Excess Aggregate Contributions pursuant to Section 5(i). The determination of Excess Aggregate Contributions shall be made after first determining the Excess Elective Deferrals and then determining the Excess Contributions for the Plan Year.

          (i) Distribution of Excess Aggregate Contributions.
              ----------------------------------------------

                (1) Notwithstanding any other provision of this Plan, Excess Aggregate Contributions allocated to Highly Compensated Employees plus any income or minus any loss allocable thereto shall be forfeited, if forfeitable, or, if not forfeitable, distributed not later than the last day of each Plan Year on the basis of the respective portions of such Excess Aggregate Contributions allocated to Highly Compensated Employees whose Contributions for a Plan Year must be reduced under Section 5(h) and, effective January 1, 1997, Code section 401(m)(6)(C), to enable the Plan to satisfy the ACP test.

                (2) The income or loss allocable to a Highly Compensated Employee's Excess Aggregate Contributions shall be determined by multiplying such income or loss by a fraction, the numerator of which is the Excess Aggregate Contributions on behalf of the Highly Compensated Employee for the preceding Plan Year or, for Plan Years beginning on or after January 1, 1997, Excess Aggregate Contribution for the preceding Plan Year allocated to the Highly Compensated Employee and the denominator of which is the sum of the Highly Compensated Employee's Account balances attributable to Contributions taken into account for purposes of the ACP test on the last day of the preceding plan year.

                (3) Excess Aggregate Contributions shall be distributed from the Highly Compensated Employee's Basic After-Tax Adjustment Account and forfeited, if otherwise forfeitable under the terms of the plan or, if not forfeitable, distributed from the Highly Compensated Employee's Matching Contribution Account in proportion to the Highly Compensated Employee's Basic After-Tax Adjustment and Matching Contributions for the Plan Year.

           (j) Salary Reduction and Tax Status of Pre-Tax Contributions. For
               --------------------------------------------------------
Federal tax purposes (and, wherever permitted, for state and local tax purposes), Basic Pre-Tax Contributions and Supplemental Pre-Tax Contributions shall be deemed to be Company Contributions to the Plan, and a Participant's election to make such contributions shall constitute an election to have the amount of his or her compensation that otherwise would have been reported as taxable compensation on Form W-2 (or its equivalent) reduced by the amount of such contributions.

           (k) Administrative Procedures. The Plan Administrator may require
               -------------------------
Participants to complete such process as may be established by the Plan Administrator before any election under this Section 5 may take effect.


SECTION 6. INVESTMENT OF EMPLOYEE CONTRIBUTIONS
           ------------------------------------

           (a) Investment of Employee Contributions. A Participant shall, in a
               ------------------------------------
manner prescribed by the Plan Administrator, direct the investment of his or her Employee Contributions among the Investment Funds available under the Plan in whole one-percentage increments, all of which together shall equal 100%; provided that, prior to March 1, 2001, any such direction shall be limited to no more than five available Investment Funds and shall only be made in whole percentage increments that are multiples of 10%.

           (b) Changing Investment Directions for Future Contributions. In
               -------------------------------------------------------
accordance with procedures established by the Plan Administrator for this purpose, a Participant may elect to change the Investment Funds in which his or her future Employee Contributions will be invested and/or the percentage of such contributions that will be invested in any available Investment Fund; provided that such elections shall be made in whole one-percentage increments, all of which together shall equal 100% and that only one change may be effected in any day; and provided, further, that prior to March 1, 2001, Participants shall be limited to one such election per quarterly record provided to the Participant by the Plan Administrator (or as otherwise determined by the Plan Administrator on a uniform and nondiscriminatory basis), which election shall be limited to no more than five available Investment Funds per election and shall only be made in whole percentage increments that are multiples of 10%.

          (c) Fund Balance Transfers. In accordance with procedures established
              ----------------------
by the Plan Administrator for this purpose, a Participant may elect to transfer all or any portion of his or her Employee Contribution Accounts among available Investment Funds (a "Fund Balance Transfer" or "FBT") subject to the provisions of this Section 6(c). A Participant may make one FBT per business day, subject to Section 6(e), provided that prior to March 1, 2001, a Participant may make one FBT per quarterly record provided to the Participant by the Plan Administrator (or as otherwise determined by the Plan Administrator on a uniform and nondiscriminatory basis).

          With respect to FBTs directed before March 1, 2001, FBTs shall only be made in whole percentage increments that are multiples of 10%, shall be directed in whole shares or percentages of shares credited from an Investment Fund to up to five other Investment Funds, and shall otherwise be subject to the provisions of the Plan in effect as of the date of the direction. In transferring assets among Investment Funds prior to March 1, 2001, the Plan Administrator shall deduct the amount(s) to be transferred from the Participant's Employee Contribution Accounts in the following order:

              (1) Supplemental After-Tax;
              (2) Basic After-Tax;
              (3) Basic After-Tax Adjustment;
              (4) Supplemental Pre-Tax; and,
              (5) Basic Pre-Tax.

In the case of an FBT on or after March 1, 2001, the Plan Administrator shall transfer assets among Investment Funds from the Participant's Accounts in the order determined by the Plan Administrator on a uniform and nondiscriminatory basis.

          (d) Diversification of Company Contribution Account.
              -----------------------------------------------

                   (i)   On or After March 1, 2001.  Each eligible  Participant
                         -------------------------
may make an election to direct the investment of the eligible portion of his or her Company Contribution Account to such designated investment funds (as defined below) as he or she shall select. For purposes of this Section 6(d), "designated investment funds" shall be such alternative investment funds established within the Plan or in another defined contribution plan of the Company or one of its Affiliates that is intended to be qualified under Code section 401(a) to receive the transfers described in this Section 6(d) which the Plan Administrator shall designate from time to time as alternative investment funds (or in the absence of such a designation, all of the Investment Funds under this Plan that are available for investments of new Pre-Tax Contributions at the time the election under this Section 6(d) is made); provided that, for purposes of this Section 6(d), an "eligible Participant" shall mean any Participant who has attained age 55.

                   (ii) The portion of an eligible Participant's Company Contribution Account which is subject to an election to change investments is equal to the excess of (I) over (II) as follows:

                         (I)  50% of the total number of shares of MWD Stock
that have ever been allocated to such Participant's Company Contribution Account as of the date of such Participant's election (adjusted appropriately to reflect subdivision or combinations of such shares or similar transactions); provided that "75%" shall be substituted for "50%" for any eligible Participant who has attained age 60; and

                         (II)   the number of shares of MWD Stock that have ever
been allocated to such Participant's Company Contribution Account (adjusted appropriately to reflect subdivisions or combinations of such shares or similar transactions) that have been alternatively invested or transferred to another plan by the Participant pursuant to his or her prior elections under this
Section 6(d).

                (iii)  An election to direct an investment transfer under this
Section 6(d) will be given effect as soon as administratively practicable. An eligible Participant may make up to four such elections in any Plan Year.

                (iv)   Prior to March 1, 2001. In accordance  with this Section
                       ----------------------
6(d), each 55/10 Participant and each 60/10 Participant (each as defined below) may make an election to direct the investment of a portion of his or her Company Contribution Account in Investment Funds other than the MWD Stock Fund. As of any date, such election to direct such investment shall be permitted with respect to up to 25% of the total number of shares of MWD Stock that have ever been allocated to 55/10 Participant's Qualified Company Contribution Account and with respect to 50% of the total number of shares of MWD Stock that have ever been allocated to a 60/10 Participant's Qualified Company Contribution Account, in each case adjusted appropriately to reflect subdivision or combinations of such shares or similar transactions, less the number of shares directed to be alternatively invested pursuant to any prior election under this Section 6(d). There shall be no limit to the number of elections that a 55/10 Participant or a 60/10 Participant may make under this Section 6(d), provided that not more than one election can be made in any calendar month. Any shares that shall be invested in alternative Investment Funds in accordance with this Section 6(d) shall be invested as directed by the Participant among any Investment Funds then available for the investment of Employee Contributions; thereafter, the provisions of Section 6(c) shall apply to such investments. For purposes of this Section 6(d), a "55/10 Participant" is any Participant who has attained age 55, is fully (100%) vested and has completed 10 years of participation in the Plan, and a "60/10 Participant" is any Participant who has attained age 60, is fully (100%) vested and has completed 10 years of participation in the Plan.

          (e) Administrative Procedures. The Plan Administrator may require
              -------------------------
Participants to complete such process as may be established by the Plan Administrator before any election under this Section 6 may take effect. The Plan Administrator shall adopt such rules and procedures as it deems advisable with respect to all matters relating to the election and use of the Investment Funds and the MSDW Stock Fund. The Plan Administrator shall have the right, without prior notice to any Participant, to suspend for a limited period of time daily transfers between and among Investment Funds or the MSDW Stock Fund or to delay effecting transfers between and among Investment Funds or the MSDW Stock Fund for one or more days if the Plan Administrator determines that such action is necessary or advisable (A) in light of unusual market conditions, (B) in response to technical or mechanical problems with the automated system or the Plan's third-party record keeper or (C) in connection with any suspension of normal trading activity on the New York Stock Exchange or other applicable exchange or automated trading system.

          (f) Securities Law Restrictions. Notwithstanding anything in this
              ---------------------------
Section 6 or in any other provision of the Plan to the contrary, any election by a Participant involving an acquisition or disposition of Common Stock shall be subject to such conditions and restrictions as the Plan Administrator determines to be necessary or advisable to ensure compliance with all applicable securities laws. Without limiting the generality of the foregoing, the Plan

Administrator may from time to time prescribe rules of uniform application to those Participants subject to Section 16 of the Securities Exchange Act of 1934, as amended, to ensure compliance with the conditions for exemption in Rule 16b-3 under such Section.

SECTION 7. TRUST FUND
           ----------

           (a) General. All Company and Employee Contributions, and the income
               -------
and gains attributable thereto (adjusted to reflect losses) shall be held and invested by the Trustee as part of the Trust Fund in accordance with the terms of the Plan and the Trust Agreement.

          (b) Investment of Trust Fund. Except as otherwise provided in Section
              ------------------------
6(d), all Company Contributions shall be invested entirely in the Morgan Stanley Dean Witter Stock Fund; prior to March 1, 2001, all Dean Witter Discover Stock, Sears Stock, Allstate Stock, and SPS Stock (prior to October 15, 1998) included in Rollover or Qualified Plan Transfer Contributions, or cash in lieu of fractional shares of Stock, shall be invested in the Dean Witter Discover Stock Fund, the Sears Stock Fund, the Allstate Stock Fund, or the SPS Stock Fund as appropriate. All other contributions shall be invested in such Investment Funds as the Company shall specify in accordance with the investment directions of the appropriate Participant. Notwithstanding any provision of the Plan to the contrary, any amounts that are attributable to employer contributions and that are held in the SPS Stock Fund on October 15, 1998, or the Sears or Allstate Stock Funds on March 1, 2001, shall be transferred to the Morgan Stanley Dean Witter Stock Fund as soon as practicable after such respective dates.

          (c) Investment Funds. The Trust Fund shall be composed of the Morgan
              ----------------
Stanley Dean Witter Stock Fund, effective as of March 1, 2001, and such other Investment Funds as shall be designated by the Company pursuant to Section 7(c)(ii). Prior to March 1, 2001, the Trust

Fund also included the Sears Stock Fund and the Allstate Stock Fund, and prior to October 15, 1998, the SPS Stock Fund, and all references in the Plan to such Funds shall be construed in a manner consistent with the liquidation of such Funds effective as of March 1, 2001.

          (i)  The Morgan Stanley Dean Witter Stock Fund. The Morgan Stanley
               -----------------------------------------
Dean Witter Stock Fund shall be invested and reinvested exclusively in Common Stock, except that pending investments in Common Stock, amounts held in the Morgan Stanley Dean Witter Stock Fund may be invested and reinvested temporarily in interest-bearing short-term investments, including (without limitation) savings accounts, certificates of deposit, money market instruments, United States treasury bills and such group annuity contracts, insurance company pooled separate accounts, bank common or collective trust funds, mutual funds and other pooled investment funds as the Trustee deems suitable for temporary investments of the Morgan Stanley Dean Witter Stock Fund. The Morgan Stanley Dean Witter Stock Fund shall consist of all Morgan Stanley Dean Witter Stock Fund investments held by the Trustee and all cash held by the Trustee which is derived from dividends, interest or other income from Morgan Stanley Dean Witter Stock Fund investments, from Matching, Qualified Non-elective and Qualified Matching Contributions, from any Basic, Supplemental Pre-tax, Rollover and Qualified Plan Transfer Contributions directed by the Participants to be invested in the Morgan Stanley Dean Witter Stock Fund, and from the proceeds of the sale or redemption of Morgan Stanley Dean Witter Stock Fund investments. Any such cash held by the Trustee shall be invested as provided in this Section 7(c)(i).

          (ii) Other Investment Funds. The Company, acting through its Board of
               ----------------------
Directors, shall designate other Investment Funds into which Participants may direct the investment of their Employee Contributions and may, from time to time, designate one or more additional Investment Funds or remove the designation of one or more Investment Funds. The number of Investment Funds designated hereunder shall be, at all times, at least three. The Investment Funds designated hereunder may include, but are not limited to, registered investment companies for which the Company or an affiliate of the Company acts as investment adviser, administrator or transfer agent.

          (iii) The Sears Stock Fund. Prior to March 1, 2001, the Sears Stock
                --------------------
Fund shall be invested and reinvested exclusively in Sears Common Shares except that pending investments in Sears Common Shares, amounts held in the Sears Stock Fund may be invested and reinvested temporarily in interest-bearing short-term investments, including (without limitation) savings accounts, certificates of deposit, money market instruments, United States treasury bills and such group annuity contracts, insurance company pooled separate accounts, bank common or collective trust funds, mutual funds and other pooled investment funds as the Trustee deems suitable for temporary investments of the Sears Stock Fund. The Sears Stock Fund shall consist of all Sears Stock Fund investments held by the Trustee and all cash held by the Trustee which is derived from dividends, interest or other income from Sears Stock Fund investments, from Matching Qualified Non-elective and Qualified Matching Contributions, from any Basic, Supplemental Pre-tax, Rollover and Qualified Plan Transfer Contributions directed by the Participants to be invested in the Sears Stock Fund, and from the proceeds of the sale or redemption of Sears Stock Fund investments. Any such cash held by the Trustee shall be invested as provided in this Section 7(c)(iii).

          (iv)  The Allstate Stock Fund. Prior to March 1, 2001, the Allstate
                -----------------------
Stock Fund shall be invested and reinvested exclusively in Allstate Stock except that, pending investment in Allstate Stock, amounts held in the Allstate Stock Fund may be invested and reinvested temporarily in interest-bearing short-term investments, including without limitation: savings accounts, certificates of deposit, money market instruments, United States treasury bills and such group annuity contracts, insurance company pooled separate accounts, bank common or collective trust funds, mutual funds and other pooled investment funds as the Trustee deems suitable for temporary investments of the Allstate Stock Fund. The Allstate Stock Fund shall consist of all Allstate Stock Fund investments held by the Trustee and all cash held by the Trustee which is derived from dividends, interest or other income from Allstate Stock Fund investments and from Rollover or Qualified Plan Transfer Contributions consisting of Allstate Stock or cash in lieu of fractional shares of Allstate Stock and from the proceeds of the sale or redemption of Allstate Stock Fund investments. Any such cash held by the Trustee shall be invested as provided in this Section 7(c)(iv).

          (v) The SPS Stock Fund. The SPS Stock Fund shall be invested and
              ------------------
reinvested exclusively in SPS Stock, except that, pending investments in SPS Stock, amounts held in the SPS Stock Fund may be invested and reinvested temporarily in interest-bearing short term investments, including without limitation, savings accounts, certificates of deposit, money market instruments, United States treasury bills and such group annuity contracts, insurance company pooled separate accounts, bank common or collective trust funds, mutual funds and other pooled investment funds as the Trustee deems suitable for temporary investments of the SPS Stock Fund. The SPS Stock Fund shall consist of all SPS Stock Fund investments held by the Trustee and all cash held by the Trustee which is derived from dividends, interest or other income from SPS Stock Fund investments, from any Rollover Contribution paid to the Trustee in the form of SPS Stock and cash in lieu of a fractional share of SPS Stock, and from the proceeds or the sale or redemption of SPS Stock Fund investments. Any such cash held by the Trustee shall be invested as provided in this Section 7(c)(v). Notwithstanding any provision of the Plan to the contrary, as soon as practicable after the SPS Stock Conversion Date, the assets of the SPS Stock Fund (other than those attributable to employer contributions) shall be invested in a U.S. Government money market Investment Fund available under the Plan or in such other similar Investment Fund as the Trustee deems suitable, and thereafter the SPS Stock Fund shall terminate and cease to be an Investment Fund under the Plan.

          (d) Stock Purchases. The Trustee shall have the exclusive authority to
              ---------------
determine the time, manner and amounts in which Stock will be purchased, including (without limitation) the price to be paid for Stock purchased and the broker, dealer or private seller through or from which a purchase of Stock is to be made. Notwithstanding the foregoing, the Trustee is authorized, upon the request of the trustee or trustees of The Savings and Profit Sharing Fund of Sears Employees (the "Profit Sharing Fund"), the Sears, Roebuck and Co. Employee Stock Ownership Trust (the "Sears ESOP"), the successor of either such trust or any other trust maintained by Sears or any subsidiary of Sears as part of a plan qualified under Code section 401(a), and in a manner and on such terms and conditions as in the opinion of the Trustee, are consistent with applicable fiduciary requirements and applicable federal and state securities laws to (A) exchange shares of Sears Common Shares held by the Plan in Matching Contribution Accounts and, (B) to the extent directed by Participants, exchange shares of Sears Common Shares held in the Trust Fund and allocated to any other Accounts for (I) shares of Common Stock held in participants' tax credit employee stock ownership accounts (the "PAYSOP") in the Profit Sharing Fund and in the unallocated suspense account of the Sears ESOP or any successor plans and related trusts and/or (II) shares of Common Stock allocated to any other accounts of participants in the Profit Sharing Fund, the Sears ESOP or any successor plans and related trusts (other than PAYSOP accounts).

          (e) Voting and Tendering of Common Stock. The provisions of Section
              ------------------------------------
8.01, 8.02 and 8.03 of the ESOP with respect to the voting and tenders of allocated shares of Common Stock and the responsibilities of the Trustee shall also apply under this Plan.


SECTION 8.  ACCOUNTS
            --------

            (a) Separate Accounts. The following separate Accounts shall, as
                -----------------
applicable, be maintained for a Participant under the Plan, reflecting the contributions indicated and the income and gains attributable thereto (adjusted to reflect losses):

                   (i) A Basic Pre-Tax Account for any Basic Pre-Tax Contributions.

                   (ii) A Basic After-Tax Adjustment Account for any Basic After-Tax Adjustment and any Basic Employee Contributions made prior to January l, 1984.

                   (iii) A Basic After-Tax Account for any Employee After-Tax Contributions made on or after July 1, 1994.

                   (iv) A Supplemental Pre-Tax Account for any Supplemental Pre-Tax Contributions made before January 1, 2001, any Rollover Contributions made prior to January 1, 1989, and any Qualified Plan Transfer Contributions credited to such Account as provided under Section 9(b).

                   (v) A Supplemental After-Tax Account for any Supplemental After-Tax Contributions made to the Plan for Plan Years commencing prior to January 1, 1987, any Qualified Plan Transfer Contributions credited to such Account as provided under Section 9(b), any Voluntary Employee Contributions made prior to January 1, 1984, any amount that a Participant elected to transfer to the Plan from a plan qualified under Code section 401(a) prior to

January 1, 1984, any Rollover Contributions made on or after January 1, 1989, and any amount that a Participant properly elected to transfer to the Plan from the Participant's Company Contribution or Employee Contribution Account under the terminated Dean Witter Reynolds Inc. Profit Sharing Plan.

          (vi) A Matching Contribution Account for any Matching Contributions and forfeitures, and any Qualified Plan Transfer Contributions credited to such Account as provided under Section 9(b).

          (vii) A Qualified Company Contribution Account for any Qualified Matching or Qualified Non-Elective Contributions.

          (viii) Such other Accounts ("Section 8(a)(viii) Accounts") as the Plan Administrator may deem necessary and sufficient to hold all or a portion of a Participant's Qualified Plan Transfer Contributions for the purpose of segregating such Qualified Plan Transfer Contributions as to which benefits, rights and features within the meaning of Code Section 411(d)(6) and regulations promulgated thereunder (other than such benefits, rights and features provided by the Plan), must be maintained. For purposes of the fund balance transfer rules set forth in Section 6(c) and the withdrawal rules set forth in Section 12, Section 8(a)(viii) Accounts shall be treated as Supplemental Pre-tax or Supplemental After-tax Accounts, as appropriate, depending upon whether such Accounts consist of employee after-tax contributions (and the earnings thereon) or employee pre-tax contributions (and the earnings thereon). A Section 8(a)(viii) Account holding employer contributions (and the earnings thereon) shall be treated for purposes of Section 12 as a Supplemental Pre-tax or a Matching Contribution Account, depending on whether such contributions (and the earnings thereon) are eligible to be withdrawn by a Participant who has not terminated employment with the Affiliated Group.

          (b) Reevaluation of Accounts. Each of a Participant's Accounts shall
              ------------------------
be revalued at each Valuation Date. By this revaluation, the balance in each of the Participant's Accounts will be increased or decreased by such Participant's proportionate share of any realized investment income, gains and losses of the appropriate Investment Fund, the Sears Stock Fund or the Allstate Stock Fund and by any increase or decrease in the fair market value of the assets of such Investment Fund, the Sears Stock Fund or the Allstate Stock Fund which has occurred since the immediately preceding Valuation Date.

SECTION 9. ROLLOVER AND QUALIFIED PLAN TRANSFER CONTRIBUTIONS
           --------------------------------------------------

          (a) Rollover Contributions. With the prior written consent of the Plan
              ----------------------
Administrator, an Employee may contribute Rollover Contributions; provided, that any such contribution may be made only if the contribution is paid entirely in the form of (i) cash, (ii) check, (iii) if a distribution of Stock was received by the Participant from a plan maintained by SPS or the Affiliated Group and qualified under Code section 401(a), such Stock, or (iv) by the direct transfer, in accordance with Code section 401(a)(31), of a note evidencing a participant loan under the SPS Transaction Services, Inc. START Plan in accordance with
Section 12(h). Notwithstanding any provision of the Plan to the contrary, an Employee shall not be permitted to make such a contribution on or after October 15, 1998 in the form of Stock received from a plan maintained by SPS or a note evidencing a participant loan under the SPS Transaction Services, Inc. START Plan.

          (b) Qualified Plan Transfer Contribution. With the prior written
              ------------------------------------
consent of the Plan Administrator, and under such terms and conditions as the Plan Administrator may, in its sole discretion, determine on a nondiscriminatory basis, all or any portion of the assets held for the benefit of a Participant under a plan maintained by any member of the Affiliated Group, Sears or Allstate that satisfies the requirements of Code Section 401(a), may be transferred directly from the trustee of such plan to the Trustee of this Plan as a Qualified Plan Transfer Contribution. Any Qualified Plan Transfer Contributions shall be credited to the appropriate Account, as determined by the Plan Administrator, and shall be subject to any applicable requirements of the Code including but not limited to Code Section 411(d)(6) and the regulations thereunder. Any portion of a Qualified Plan Transfer Contribution that consists of Stock, or cash in lieu of fractional shares of Stock, shall be invested in the Morgan Stanley Dean Witter Stock Fund, the Sears Stock Fund or the Allstate Stock Fund, as appropriate. Any portion of a Qualified Plan Transfer Contribution that does not consist of Stock, or cash in lieu of fractional shares of Stock, shall be invested as the Participant shall elect in accordance with the provisions of Section 6 applicable to Employee Contributions, provided, however, that in the absence of such an election, the non-Stock portion of a Qualified Plan Transfer Contribution shall be invested by the Trustee in an Investment Fund designated from time to time by the Plan Administrator on a uniform and nondiscriminatory basis. In the event that the Plan, as a result of accepting a Qualified Plan Transfer Contribution, becomes the direct or indirect transferee of benefits held on or after January 1, 1985 by a defined benefit plan or a defined contribution plan subject to the requirements of Code sections 401(a)(11) and 417, the Plan shall separately account for such benefits and shall apply the requirements of Code sections 401(a)(11) and 417 and the regulations thereunder to the distribution of such benefits.

SECTION 10. PLAN BENEFITS
            -------------

            (a) Amount of Benefit. Participant's Plan Benefit shall be 100% of
                -----------------
the Participant's Accounts if the Participant attains Normal Retirement Age while employed by any member of the Affiliated Group or if the Participant terminates employment as a result of death,

Total and Permanent Disability, Retirement or Release. If a Participant terminates employment for any other reason, the Participant's Plan Benefit shall be (i) 100% of the Participant's Accounts other than the Matching Contribution Account and (ii) the vested portion of the Participant's Matching Contribution Account, as determined under (i), (ii), (iii) or (iv) below.

          (i)   Participants Who Were Employees Before January 1, 1989. The
                ------------------------------------------------------
vested portion of the Matching Contribution Account of any Participant who was an Employee before January 1, 1989 shall be the difference between 100% of the Matching Contribution Account and the portion of such Account that is attributable to Matching Contributions and forfeitures allocated with respect to the three Plan Years ended immediately prior to the Plan Year in which the Participant terminates employment.

          (ii)  Participants With At Least One Hour of Service on or after
                ----------------------------------------------------------
January 1, 1989. The vested portion of the Matching Contribution Account of any
---------------
Participant who has at least one Hour of Service in any Plan Year commencing on or after January 1, 1989 shall be determined based on his Years of Service as follows:

          Years of Service      Vested Percentage
          ----------------      -----------------
          Less than 5                   0%
          5 or more                     100%


          (iii) Participants to Whom Both (i) and (ii) Apply. The vested portion
                --------------------------------------------
of the Matching Contribution Account of any Participant to whom both (i) and
(ii) apply shall be the greater of the amount determined under (i) or (ii).


          (iv)  Credit Services Employees. The vested portion of the Matching
                -------------------------
Contribution Account of a Credit Services Employee employed as a Credit Services Employee on the date of the Spin-off shall be 100% of such Credit Services Employee's Matching Contribution Account.

          (b) Forfeitures. Effective March 1, 2001, the non-vested portion of
              -----------
the Matching Contribution Account of a Participant shall be forfeited as of the end of the month in which occurs such Participant's Termination of Employment; provided that the non-vested portion of the Matching Contribution Account of any Participant whose Termination of Employment is prior to March 1, 2001 shall be forfeited as of the last day of the Plan Year in which such Participant terminates employment except that the non-vested portion of the Matching Contribution Account of any Participant who was an Employee before January 1, 1989 but did not have at least one Hour of Service on or after January 1, 1989 shall be forfeited in accordance with the rules applicable under the Plan immediately prior thereto. Notwithstanding the foregoing, if a Participant who terminates employment shall subsequently be credited with one Year of Service before incurring five consecutive One Year Breaks, the amount so forfeited shall be restored to such Participant's Matching Contribution Account without adjustment for income, gains or losses; provided that such restoration shall be made from forfeitures arising in the Plan Year in which the restoration occurs and, to the extent necessary, from a special Company contribution which shall be made for that purpose. The foregoing forfeiture provisions shall only apply to the extent permitted by applicable law.

          (c) Payee's Location Not Ascertainable for 60 Months. In the event any
              ------------------------------------------------
Plan Benefit has been due and payable under the Plan for a period of more than 60 months and cannot be paid because the location of the payee cannot be ascertained, the entire amount of such Plan Benefit shall be forfeited; provided, that in the event the location of such payee is ascertained, the Plan Benefit forfeited shall be restored, without adjustments for income, gains or losses and shall be paid to such payee in a single lump sum payment; and provided, that such restoration shall be made out of forfeitures arising in the Plan Year in which the restoration occurs and, to the extent necessary, out of a special Company contribution which shall be made for that purpose.

SECTION 11. DISTRIBUTION OF PLAN BENEFITS
            -----------------------------

            (a) Form of Distribution. Each Participant's Plan Benefit shall be
                --------------------
distributed in the form of a lump sum consisting of: (i) a certificate or certificates for whole shares of Stock representing the portions of a Participant's Accounts that are invested in the Morgan Stanley Dean Witter Stock Fund, Sears Stock Fund, SPS Stock Fund or Allstate Stock Fund and (ii) a check for any fractional share of Stock and uninvested cash in the portions of a Participant's Accounts that are invested in the Morgan Stanley Dean Witter Stock Fund, Sears Stock Fund, SPS Stock Fund or Allstate Stock Fund and for the entire value of the portions of the Participant's Accounts that are invested in all other Investment Funds. Effective January 1, 2002, each Participant's Plan Benefit shall be distributed in the form of a lump sum consisting of, at the election of the Participant, either a check for the entire value of the Participant's Accounts or (i) a certificate or certificates for whole shares of stock representing the portion of the Participant's Accounts invested in the Morgan Stanley Dean Witter Stock Fund, plus (ii) a check for any fractional share of stock and uninvested cash in the portion of the Participant's Accounts invested in the Morgan Stanley Dean Witter Stock Fund, and for the entire value of the portions of the Participant's Accounts invested in all other Investment Funds. With respect to distributions occurring on or after March 1, 2001, a Participant may request a distribution of all or any portion of his Plan Benefit, in accordance with procedures specified by the Plan Administrator; provided that a Participant may not receive more than two distributions in any calendar year (unless the Participant requests a final distribution in the amount of his or her remaining Plan Benefit) and may not receive any distribution which is less than $500 (or the amount of the Participant's remaining Plan Benefit, if less) under this Section 11(a). In the case of a distribution under this Section 11(a) which is less than the entire amount of a Participant's Plan Benefit, the Plan Administrator shall withdraw assets from the Participant's Accounts in the order determined by the Plan Administrator on a uniform and nondiscriminatory basis in accordance with applicable law.

          (b) Time of Distribution. Prior to March 1, 2001, subject to Section
              --------------------
11(c), a Participant's Plan Benefit shall be distributed approximately 90 days after the earlier of (i) the end of the Quarter in which the Participant terminates employment or (ii) if the Participant transfers employment from a member of the Affiliated Group to a subsidiary of DWD (other than a member of the Affiliated Group), including but not limited to SPS, the later of the date of such transfer or the date the Participant becomes 100% vested in the Participant's Matching Contribution Account. On or after March 1, 2001, subject to Section 11(c), a Participant's Plan Benefit shall be distributed as soon as practicable after the date as of which the Participant's employment with all members of the Affiliated Group terminates. Any allocation of contributions and forfeitures made subsequent to the distribution of a Participant's Account in a lump sum shall be paid as soon as practicable after the date of such allocation.

          (c) Right to Deferred Distribution. If a Participant whose vested
              ------------------------------
Accounts exceed $3,500 in value on the date the Participant terminates employment does not consent to the distribution of the Participant's Plan Benefit under Section 11(b), then payment of the Participant's Plan Benefit shall, subject to Section 13(a), be deferred to such date as the Participant shall elect. With respect to Participants whose employment terminates on or after January 1, 1998, if a Participant whose vested Accounts exceed the amount described in Code

Section 411(a)(11) on the date the Participant terminates employment does not consent to the distribution of the Participant's Plan Benefit under Section 11(b), then payment of the Participant's Plan Benefit shall, subject to Section 13(a), be deferred to such date as the Participant shall elect. Subject to
Section 11(a), a Participant who elects to defer a distribution shall have a single opportunity to change the date so elected to an earlier or later date. If no consent is given and no election to defer is made, such Participant's Plan Benefit shall be distributed as of the Valuation Date coincident with or next following the date the Participant attains Normal Retirement Age. Effective January 1, 2000, if a Participant whose vested Accounts exceed the amount described in Code Section 411 (a)(11) on the date the distribution commences does not consent to the distribution of the Participant's Plan Benefit under
Section 11(b), then payment of the Participant's Plan Benefit shall, subject to
Section 13(a), be deferred to such date as the Participant shall elect. Notwithstanding the foregoing, effective January 1, 2000, if the Participant's vested Accounts do not exceed $5,000 as of January 1 (or such other date(s) as the Plan Administrator shall designate from time to time), then the deferral of the Participant's Plan Benefit shall end, and distribution of the Participant's Plan Benefit shall be made approximately 90 days thereafter, provided, however, that at the time of distribution the Participant's vested Accounts do not, in fact, exceed $5,000. Notwithstanding anything to the contrary herein, the distribution of a Participant's Plan Benefit shall begin not later the 60th day after the close of the Plan Year in which the latest of the following events occurs:

          (i)   The Participant attains Normal Retirement Age.

          (ii) The 10th anniversary of the date on which the Participant commenced participation in the Plan.

          (iii) The termination of the Participant's employment with the Affiliated Group.

          (iv) The date specified by the Participant in an election made pursuant to this Section 11(c).

        If a distribution is one to which Code sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Treas. Reg. section 1.411(a)-11(c) is given, provided that:

          (x) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

          (y) the Participant, after receiving the notice, affirmatively elects a distribution.

        Accounts pending distribution shall continue to share in the investment experience of the Trust Fund until the Valuation Date as of which distributed.

        (d) Death of Participant. If a Participant dies prior to receiving the
            --------------------
Participant's entire Plan Benefit, the remaining portion of the Participant's Plan Benefit shall be paid to the Participant's surviving spouse, but if there is no surviving spouse, or, if the surviving spouse consents in a manner conforming to a qualified election under the Retirement Equity Act of 1984, as amended, then to the Participant's Beneficiary; provided that, following the death of a Participant on or after March 1, 2000, any amount distributed pursuant to this Section 11(d) shall be distributed no later than December 31st of the calendar year which contains the fifth anniversary of the Participant's death. Subject to the provisions of the foregoing sentence, upon the death of a Participant, the Participant's surviving spouse, if any, shall be entitled to make such elections or decisions as the Participant was authorized to make under this Section 11, and any provision as to deferrals and elections shall be made with reference to the date of death of the Participant (instead of the date he or she terminated employment). Notwithstanding the foregoing, if prior to being notified of the death of a Participant the Plan Administrator has made a distribution or instructed the Trustee to make a distribution to any such Participant, the provisions of this Section 11(d) shall not be applicable and such distribution shall be considered to have been made in accordance with the other provisions of this Section 11.

          (e) Designation of Beneficiary. Any designation of a Beneficiary shall
              --------------------------
be made in writing and filed with the Plan Administrator. A Beneficiary designation may be revoked by the Participant at any time without notice to or consent of any previously designated Beneficiary; provided, that any new designation of Beneficiary must comply with any applicable spousal consent requirement. If no Beneficiary is designated, or the designated Beneficiary does not survive the Participant and no alternative Beneficiary is designated, the Beneficiary shall be the Participant's surviving spouse, or, if none, the Participant's estate. If the designated Beneficiary cannot be located by the Plan Administrator for a period of one year following death, despite mailing to such Beneficiary's last known address, and the Beneficiary has not made written claim within such period to the Plan Administrator, the Beneficiary shall be treated as having predeceased the Participant.

          (f) Administrative Procedures. The Plan Administrator may require
              -------------------------
Participants to complete such process as may be established by the Plan Administrator before any election under this Section 11 may take effect; provided, that such process shall conform to applicable rules under the Code and that the Plan Administrator shall provide the Participant and the

Participant's surviving spouse or Beneficiary such information, within such time periods, as it is required to under the Code and applicable law.


            (g) Optional Direct Rollover of Eligible Rollover Distributions.
                -----------------------------------------------------------
Effective for distributions made after December 31, 1992, a Participant who receives a distribution described in Section 11(a) or a withdrawal described in
Section 12 may direct the Plan Administrator to directly rollover all or any portion of the distribution or withdrawal to an individual retirement plan described in Code sections 408(a) or 408(b) or to another employer's qualified plan described in Code sections 401(a)(31)(D) and 402(c)(8)(B) provided such plan agrees to accept the direct rollover contribution. This election shall not be applicable to any distribution which represents the minimum amount required to be distributed under Section 13(a). In addition, effective January 1, 2000, this election shall not apply to a hardship distribution under Section 12(g) except to the extent prescribed by rules and regulations issued by the Secretary of the Treasury. The election described herein shall be available with respect to any distribution or withdrawal made to or by a spouse of a Participant following the death of the Participant or pursuant to a qualified domestic relations order (as defined in Code section 414(p)) if the election described herein would have been available to the Participant had the Participant been the recipient of the distribution or withdrawal. The Plan Administrator may, in its sole discretion, adopt such administrative rules as may be permitted by Code section 401(a)(31) or regulations promulgated thereunder which limit or restrict the applicability of this Section 11(g) to all or a portion of certain distributions or withdrawals.

SECTION 12. WITHDRAWALS AND LOANS
            ---------------------

            (a) General Rule. Subject to the following provisions of this
                ------------
Section 12, a Participant who is an Employee may make a withdrawal of all or any portion of the balance of any or all of his or her Employee Accounts; except as otherwise specifically provided in this Section 12, a Participant may not withdraw any portion of his or her Company Accounts.

          (b) Limitations of Withdrawals. Withdrawals shall be subject to the
              --------------------------
following limitations:


                (i) To make a withdrawal, a Participant must complete such process as may be established by the Plan Administrator.

                (ii) Prior to March 1, 2001, a Participant may not make more than one withdrawal for any quarterly record; on and after March 1, 2001, a Participant may not make more than two withdrawals (other than hardship withdrawals described in Section 12(g)) per calendar year.

                (iii) A Participant may not make a withdrawal from the Participant's Pre-Tax Accounts except (A) after attaining age 59 1/2 or (B) upon suffering a hardship, as provided in Sections 12(d) and (g).

          (c) Suspension of Contributions. If prior to January 1, 2001, a
              ---------------------------
Participant makes a withdrawal (other than a hardship withdrawal described in Section 12(g)) from the Participant's Basic Pre-Tax Account or Supplemental Pre-Tax Account, the Participant shall not be permitted to make any Employee Contributions for the three months beginning on the first day of the first payroll period following the date the withdrawal request is processed by the Plan Administrator. In addition, the Plan Administrator may from time to time prescribe written rules of uniform application by which Participants who make a hardship withdrawal as provided in Section 12(g) may not make elective or employee contributions to this or any other plan of an Employer for a period to be determined by the Plan Administrator.

          (d) Source and Amount of Withdrawal. In making a withdrawal or
              -------------------------------
hardship withdrawal under this Section 12, a Participant shall specify the Investment Fund (or Funds) from which the withdrawal or hardship withdrawal is to be made and the amount (a specified number of whole shares or the entire balance in a particular Investment Fund as of the Valuation Date of the Quarter preceding the Quarter in which the withdrawal or hardship withdrawal is made) in accordance with such procedures as the Plan Administrator shall provide. In the case of a hardship withdrawal prior to March 1, 2001, the Plan Administrator shall, after determining that the Participant has taken any loan permitted under
Section 12(g) and withdrawn all available assets from Employee After-Tax Accounts, withdraw assets from an Investment Fund (or Funds) first from the Participant's Supplemental Pre-Tax Account and then from the Participant's Basic Pre-Tax Account. In the case of a withdrawal prior to March 1, 2001 (other than a hardship withdrawal), in withdrawing assets from an Investment Fund (or Funds) the Plan Administrator shall withdraw assets from the Participant's Employee Contribution Accounts in the following order:

                   (1) Supplemental After-Tax;
                   (2) Basic After-Tax;
                   (3) Basic After-Tax Adjustment;
                   (4) Supplemental Pre-Tax; and,
                   (5) Basic Pre-Tax.

          In the case of a withdrawal, including a hardship withdrawal, on or after March 1, 2001, the Plan Administrator shall withdraw assets from the Participant's Accounts in the order determined by the Plan Administrator on a uniform and nondiscriminatory basis in accordance with applicable law.

          In the case of a hardship withdrawal, the Plan Administrator shall, after determining that the Participant has both taken any loan permitted under
Section 12(g) and withdrawn all available assets from Employee After-Tax Accounts, withdraw assets from an Investment Fund (or Funds) first from the Participant's Supplemental Pre-Tax Account and then from the Participant's Basic Pre-Tax Account.

          (e) Time of Payment of Withdrawals. Withdrawals, and hardship
              ------------------------------
withdrawals described in this Section 12, will be paid as soon as administratively practicable following the approval of the Participant's request for a withdrawal (or prior to March 1, 2001, normally approximately eight weeks following the receipt of a Participant's request for a withdrawal).

          (f) Form of Payment of Withdrawals. Prior to March 1, 2001, all
              ------------------------------
withdrawals from Employee Accounts that are invested in the Morgan Stanley Dean Witter Stock Fund, Sears Stock Fund, SPS Stock Fund and/or Allstate Stock Fund shall be paid in the form of (i) one or more certificates for whole shares of Stock and (ii) a check for any fractional shares and any amount that was not invested in Stock on the relevant Valuation Date. Withdrawals designated to be made from the portions of a Participant's Employee Accounts invested in Investment Funds other than the Morgan Stanley Dean Witter Stock Fund, Sears Stock Fund, SPS Stock Fund or Allstate Stock Fund shall be paid in the form of a check.

          On and after March 1, 2001, all withdrawals under this Section 12 shall be distributed in the form of a lump sum payment consisting of (i) cash equal to the value of the portion of the Participant's Accounts being withdrawn or (ii) at the election of the Participant and as permitted under this Section 12, whole shares of MWD Stock, Sears Stock and/or Allstate Stock (each as may be credited to the Participant's Accounts) and cash equal to the amount of any uninvested cash, plus the value of the portions of the Participant's Accounts that are invested in all Investment Funds other than the MWD, Sears and Allstate Stock Funds, in such proportions as the Participant may elect and in the aggregate equal to the value of the portion of the Participant's Accounts being withdrawn. Unless the Participant elects otherwise, payment will be made in accordance with clause (i) of the preceding sentence. If a distribution is made in the form of shares of stock, any unpaid dividends which may be due with respect to such stock and any portion to be distributed representing fractional shares of such stock shall be paid in cash.

          (g) Hardship. For hardship withdrawals prior to January 1, 1989, the
              --------
rules of the Plan then in effect shall apply. Effective January 1, 1989:

                (i) Prior to March 1, 2001, hardship withdrawals hereunder may only be made from:

                        (A) Basic and Supplemental Pre-Tax Contributions,

                        (B) income allocable to Basic and Supplemental Pre-Tax Contributions credited to the Participant's Basic and Supplemental Pre-Tax Contribution Accounts as of December 31, 1988, and

                        (C) amounts attributable to Rollover Contributions made prior to January 1, 1989, including any income allocable thereto.

     In the case of a hardship withdrawal on or after March 1, 2001, the Plan Administrator shall withdraw assets from the Participant's Accounts in the order determined by the Plan Administrator on a uniform and nondiscriminatory basis in accordance with applicable law.

                (ii) A distribution will be considered to be necessary to satisfy an immediate and heavy financial need of a Participant only if the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans available under all plans maintained by any member of the Affiliated Group, and the distribution is not in excess of the amount of the immediate and heavy financial need.

          (iii) For purposes of this Section 12(g), the term "hardship" shall mean immediate and heavy financial needs of the Participant where such Participant lacks other reasonably available financial resources, arising out of any one or more of the following:

                (A) expenses for medical care described in Code section 213(d) previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code section 152) or necessary for these persons to obtain medical care described in Code section 213(d);

                (B) costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

                (C) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, Participant's spouse, children or dependents (as defined in Code section 152);

                (D) payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence;

                (E) any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from a hardship withdrawal under this Section 12(g); or

                (F) such other instances of deemed immediate and heavy financial needs together with such additional methods for the hardship withdrawal to be deemed necessary to satisfy such needs as the Commissioner of Internal Revenue shall provide through the publication of revenue rulings, notices and other documents of general applicability.

             (h) Loans
                 -----

                    (i)  Availability of Loans. A Participant may elect, in such
                         ---------------------
form and manner as the Plan Administrator may prescribe, to borrow from the Trust solely for the purposes listed under clause (vii) of this Section 12(h), an amount in cash not to exceed the amount permitted under clause (ii) of this
Section 12(h) before October 15, 1998. A Participant taking a loan under this
Section 12(h) shall be ineligible to take another loan under this Section 12(h) until the expiration of 12 full calendar months following the date of such loan. Loan repayments (principal and interest) will be proportionately credited among the Participant's Accounts from which the loan proceeds were transferred pursuant to (iii) above and reinvested in Investment Funds based on the Participant's then-current directions with respect to the investment of contributions, or in such other manner as is determined by the Plan Administrator in its discretion on a uniform and nondiscriminatory basis.

                    (ii) Limitations on Loans.  Each loan under this Section
                         --------------------
12(h) shall be limited to an amount not to exceed (when added to the outstanding balance of all other loans made to the Participant by any plan maintained by the Affiliated Group) the lesser of:

                          (A) $50,000 reduced by the excess, if any, of the
highest outstanding balance of loans from any such plan to the Participant during the one-year period ending on the day before the date on which the loan is made, over the outstanding balance of loans from any such plan to the Participant on the date on which the loan is made and

                          (B) one-half of the vested balance of the
Participant's Accounts as of the most recent Valuation Date.

          Notwithstanding the foregoing, no loan shall be granted under this
Section 12(h) in an amount less than $500; provided that, prior to March 1, 2001, no loan shall be granted in an amount less than $1,000.

               (iii) Sources of Loan Proceeds and Designation of Payments. Loans
                     ----------------------------------------------------
made pursuant to this Section 12(h) and payments thereof, shall be appropriately charged and credited against the Participant's Supplemental After-Tax, Basic After-Tax, Basic After-Tax Adjustment, Supplemental Pre-Tax, Basic Pre-Tax and Matching Contribution Account in that order, or from such Account(s) or in such order as the Plan Administrator may, in its discretion, permit Participants to designate on a nondiscriminatory basis. Prior to the disbursement of the proceeds of a loan, an amount equal to the loan amount shall be transferred from the Participant's Accounts in the Investment Funds in which it is invested in proportion to the loan amount to a special loan fund (consisting solely of the Participant's loans) established for the purpose of disbursing the loan to the Participant. Any such transfer shall be disregarded for purposes of any transfer limitations under Section 6.

               (iv)  Loans Evidenced by Note and Secured by Interest in Account.
                     ----------------------------------------------------------
A loan granted pursuant to this Section 12(h) shall be evidenced by such documents as the Plan Administrator shall designate including a note which shall bear a reasonable rate of interest as determined by the Plan Administrator from time to time in a nondiscriminatory manner and which otherwise shall conform to the repayment terms set forth in this Section 12(h). A loan made to a Participant pursuant to this Section 12(h) shall be secured by an interest in the Participant's Accounts and/or by such other interests as the Plan Administrator may determine to constitute adequate security. The occurrence of an event of default under the loan note shall entitle the Trustee of the Plan to reduce the balance of the Participant's Accounts up to the amount of the Plan's security interest therein. The loan note shall be an asset solely of the borrowing Participant's Accounts and interest on the loan shall be credited to the Participant's Accounts.

               (v)  Loan Repayment Terms. A loan made pursuant to this Section
                    --------------------
12(h) shall be repaid over a period not to exceed five years from the date of the loan, unless the Participant certifies in writing to the Plan Administrator that the loan proceeds are to be used solely to acquire a dwelling unit which is to be used, within a reasonable period of time, as the Participant's principal residence, in which case, the loan shall be repaid over a period not to exceed fifteen years from the date of such loan. Such repayment shall be made in level installments of principal and interest which the Participant shall authorize to be repaid by payroll deductions or by such other method as is determined by the Plan Administrator on a uniform and nondiscriminatory basis. Loan repayments (principal and interest) will be proportionately credited among the Participant's Accounts from which the loan proceeds were transferred pursuant to
(iii) above and reinvested in Investment Funds based on the Participant's then-current directions with respect to the investment of contributions, or in such other manner as is determined by the Plan Administrator in its discretion on a uniform and nondiscriminatory basis. The entire outstanding amount of the loan may be prepaid without penalty at any time. The note shall provide that in all events the outstanding principal and interest due thereon shall be repaid not later than the date of the Participant's termination of employment or such other date as the Plan Administrator shall specify. In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs under the Plan.

               (vi) Loans Available on Nondiscriminatory Basis. All loans made
                    ------------------------------------------
pursuant to this Section 12(h), shall be made available to all Participants on a reasonably equivalent, nondiscriminatory basis.

               (vii)  Circumstances Under Which Loans are Permitted. The Plan
                      ---------------------------------------------
Administrator may approve a loan under this Section 12(h) for the purpose of satisfying one or more "hardships" described in Section 12(g)(iii) or for the purposes of satisfying an immediate or heavy financial need of the Participant caused by or resulting from an accident, illness, death, educational, housing or shelter requirements or other economic adversity that the Plan Administrator determines to be a financial hardship. The Plan Administrator may reasonably rely on the written representations of the Participant in determining whether a loan is requested for a purpose permitted under this clause (vii).

               (viii) Other Provisions Relating to Loans. To the extent required
                      ----------------------------------
by ERISA section 408 or Code section 4975, notwithstanding the preceding provisions of this Section 12(h), loans may be made to a Participant who is, at the time of the loan, both a former employee and a "party in interest" as defined in ERISA section 3(14) with respect to the Plan. In the case of any such loan, the preceding provisions of this Section 12(h) dealing with payment by payroll deduction and acceleration on termination of employment shall not apply. Loans shall not be made available to highly compensated employees (as defined in Code section 414(q)) in an amount greater than the amount made available to other employees.

               (ix) Transfers to SPS. Unless the Plan Administrator specifies
                    ----------------
otherwise in the applicable loan documents, the following rules shall apply in cases where a Participant terminates employment with the Affiliated Group due to a transfer to SPS Transaction Services, Inc. or an affiliate thereof before October 15, 1998. If such a Participant has an outstanding loan under this Plan, the Participant may elect to have the note evidencing such loan directly transferred to the SPS Transaction Services, Inc. START Plan (the "SPS START Plan") in accordance with Code section 401(a)(31) and this Section 12(h). In such a case, the outstanding principal and interest due on the note evidencing such loan shall not, by reason of such termination of employment, become immediately payable and the transfer of such note to the SPS START Plan shall not be an event of default under such note.

               (x)   Transfers from SPS. Unless the Plan Administrator specifies
                     ------------------
otherwise in the applicable loan documents, the following rules shall apply in cases where a Participant becomes an employee of a Participating Company by reason of the Participant's transfer of employment from SPS Transaction Services, Inc. or an affiliate thereof before October 15, 1998. If such a Participant has an outstanding loan under the SPS START Plan, the Participant may elect a direct transfer to this Plan in accordance with Section 9(a) of the note evidencing the outstanding amount of such loan. The electing Participant must acknowledge that (i) the Trustee of this Plan shall be treated as the payee of the note evidencing such loan, (ii) all other terms of the note, including the repayment schedule and interest rate, shall continue to apply to the note and (iii) the loan shall be treated as a loan granted under this Plan.

               (xi)  Suspension of Loan Repayments during Military Service. Loan
                     -----------------------------------------------------
repayments will be suspended under this Plan as permitted under Code section 414(u)(4).

               (xii) Loan Procedures. The Plan Administrator shall promulgate
                     ---------------
loan procedures consistent with this Section 12, which, as amended from time to time, are hereby incorporated into and which hereby form a part of this Plan.

SECTION 13. INCORPORATION OF CERTAIN CODE REQUIREMENTS BY REFERENCE
            -------------------------------------------------------

            (a) Incorporation of Section 401(a)(9). Anything in the Plan
                ----------------------------------
to the contrary notwithstanding, distributions under this Plan shall meet the requirements of Code section 401(a)(9), which requirements are incorporated herein by reference; provided, that distributions with respect to Participants who attained age 70-1/2 during 1988 shall begin (and be calculated as if they were required to begin) as of April 1, 1989.

        Effective January 1, 1997, a Participant who attains age 70-1/2 after December 31, 1995 and who is an Employee as of April 1 of the year following the year in which the Participant attains age 70-1/2, may elect, on or after such April 1, to begin receiving distributions under the Plan as if such Participant's required beginning date under Code section 401(a)(9) were such April 1 or such later date. Any such elections shall be irrevocable to the extent permitted by law.

        Notwithstanding the foregoing, a Participant who attains age 70-1/2 after December 31, 2001 shall not have the right to elect distributions pursuant to the preceding paragraph. Distribution of such a Participant's Plan Benefit shall be made as of the April 1 next following the later of the year in which the Participant (i) attains age 70-1/2, or (ii) terminates from service or in accordance with the other provisions of the Plan.

        Effective January 1, 2002, the following rules shall govern the payment of the annual distribution under this Section to a Participant who has not terminated from service. The payment for a year subsequent to the year in which payments commence shall be made only if the Participant elects at the time and in such manner prescribed by the Plan Administrator to receive payment in such year. The failure to make such an election shall be deemed to be an election by the Participant to defer receipt of the payment, and the amount of such deferred payment shall thereafter be held in the Accounts maintained for the Participant under the Plan and adjusted as provided in Section 8(b).

               (b) Incorporation of Section 415 Limitations. The limitations on
                   ----------------------------------------
allocations and contributions of Code section 415 are incorporated herein by reference. For purposes of applying those limitations the following rules shall apply:

               (i)  Definitions. For purposes of this Section 13, compensation
                    -----------
shall be determined on the basis of compensation actually paid and includible in gross income during the year, plus, for limitation years beginning after December 31, 1997, any elective deferrals or contributions made with respect to a Participant as described in Code section 415(c)(3)(D); the limitation year shall be the Plan Year; and excess amount shall mean the difference between a Participant's annual additions and the maximum permissible amount of such annual additions.

               (ii) Disposition of Excess Amounts. If there is an excess amount,
                    -----------------------------
the excess will be disposed of as follows:

                        (A) The Plan Administrator shall remove the excess amount from the Participant's Accounts, together with any gains attributable to such excess amount. The Plan Administrator shall cause the Trustee to hold such excess amount in a suspense account until the next limitation year at which time such excess amount shall be allocated to all Participants in the Plan who become entitled to a Matching Contribution for the next limitation year. The reallocated excess amount shall be used to reduce Company contributions for the next limitation year (and each succeeding limitation year until the suspense account is exhausted). Excess amounts held in the suspense account shall be held in cash and invested in such cash equivalents or short-term investment fund as the Trustee shall determine. Investment earnings, gains or losses shall be allocated to the suspense account.

                        (B) Notwithstanding the foregoing, the Plan
Administrator may determine to dispose of any excess amount by distributing Elective Deferrals and/or returning After-Tax Contributions, together with any gains attributable to such contributions, to the Participant, to the extent that such distribution or return would reduce the excess amount in the Participant's Account or by any other method permitted by any applicable rule or regulation.

               (iii) Coordination With Another Defined Contribution Plan. If, in
                     ---------------------------------------------------
addition to this Plan, the Participant is covered under another qualified defined contribution plan or a welfare benefit fund, as defined in Code section 419(e), maintained by the employer during any limitation year and a Participant's annual additions under this Plan and such other plans would result in an excess amount for a limitation year, the excess amount will be deemed to consist of the annual additions last allocated, except that annual additions attributable to a welfare benefit fund will be deemed to have been allocated first regardless of the actual allocation date. If an excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of

                     (A) the total excess amount allocated as of such date, times

                     (B) the ratio of (i) the annual additions allocated to the Participant for the limitation year as of such date under this Plan to (ii) the total annual additions allocated to the Participant for the limitation year as of such date under this and all the other qualified defined contribution plans. Any excess amount attributed to this Plan will be disposed of in the manner described in Section 13 (b)(ii).

               (iv)  Coordination with a Qualified Defined Benefit Plan. If the
                     --------------------------------------------------
employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, benefits under the defined benefit plan shall be reduced to the extent necessary to comply with Code section 415(e). This Subsection (iv) shall apply only for limitation years beginning before January 1, 2000.

             (c) Military Service. Notwithstanding any provision of this Plan
                 ----------------
to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code section 414(u).

SECTION 14.  FIDUCIARY RESPONSIBILITIES AND PLAN ADMINISTRATION
             --------------------------------------------------

             (a) Named Fiduciary/Plan Administrator. The Company is the named
                 ----------------------------------
fiduciary, as defined under ERISA section 402(a)(1), which has the authority to control and manage the operation and administration of the Plan, and is the "plan sponsor" as that term is used in ERISA. The Company, as Plan Administrator, shall make such rules, regulations, interpretations and computations, and shall take such other action to administer the Plan, as it may deem appropriate. In administering the Plan, the Company shall act in a non-discriminatory manner to the extent required by Code section 401 and related sections and shall at all times discharge its duties with respect to the Plan in accordance with the standards set forth in ERISA section 404(a)(1). The Plan Administrator shall have the power and the duty to take all actions and to make all decisions necessary or proper to carry out its responsibilities under the Plan. The Plan Administrator shall have the exclusive right to determine any question arising under or in connection with the administration of the Plan, including, but not limited to, the authority to interpret the Plan as provided in Section 16(a), to direct disbursements by the Trustee and to exercise the other rights and powers specified herein.

             (b) Named Fiduciary/Management of Plan Assets. The Company is the
                 -----------------------------------------
named fiduciary with respect to the control and management of the assets of the Plan only to the extent of having the duty to (i) appoint one or more trustees to hold the assets of the Plan in trust and to enter into a trust agreement with each such trustee with respect to the assets held in trust hereunder, (ii) establish a funding policy and method as provided in Section 15 and (iii) designate investments that meet the requirements for the Investment Funds as provided in Section 7(c). Each trustee appointed under clause (i) above shall have the powers and responsibilities specified in the applicable trust agreement.

               (c) Service in Several Fiduciary Capacities. Nothing herein shall
                   ---------------------------------------
prohibit any person or group of persons from serving in more than one fiduciary capacity with respect to the Plan (including service both as plan administrator and trustee).

               (d) Duties and Responsibilities of the Plan Administrator. The
                   -----------------------------------------------------
responsibilities of the Company under the Plan shall be carried out on its behalf by its directors, officers, employees and agents, none of whom shall be fiduciaries unless appointed to the Hearing Panel. The Company may engage the services of such persons or organizations to render advice or perform services with respect to its responsibilities under the Plan as it shall determine to be necessary or appropriate. Such persons or organizations may include (but shall not be limited to) actuaries, attorneys, accountants and consultants. The Company, in its sole discretion, may appoint officers, employees or the same as members of a committee which shall be responsible for administration of the Plan to the extent determined by the Company and which shall acknowledge their fiduciary status with respect to such Plan administration.

               (e) Delegation of Fiduciary Responsibilities. In lieu of carrying
                   ----------------------------------------
out any of its fiduciary responsibilities under the Plan, the Company may delegate its fiduciary responsibilities to any person or persons pursuant to a written contract with such other person which specifies the fiduciary responsibilities so delegated.

SECTION 15.    FUNDING POLICY AND METHOD
               -------------------------

               From time to time, the Plan Administrator shall establish a funding policy and method for the Plan which is consistent with the objectives of the Plan, with its short-term and long-term financial needs and with the requirements of ERISA. The funding policy and method, as established and amended from time to time, shall be communicated in writing to the Trustee in order that the Trustee may coordinate the investment policies for the Trust Fund with such funding policy and method.

SECTION 16.    CLAIMS PROCEDURE
               ----------------

               (a) Claims. Effective January 1, 2000, Sections 16 and 17 shall
                   ------
provide the exclusive rules relating to claims for benefits under the Plan. All claims for benefits shall be submitted to the Plan Administrator at such address as the Plan Administrator shall designate from time to time. Claims for benefits must be in writing on the form prescribed by the Plan Administrator and must be signed by the person or persons indicated on such form.

               The Plan Administrator shall have the authority to act with respect to any claim for benefits under the Plan. The Plan Administrator in its capacity as named fiduciary shall have the exclusive discretionary right to interpret the Plan, including those provisions governing eligibility and benefits, and to determine any questions arising under or in connection with the administration of the Plan, including without limitation, the authority to make factual determinations. The Plan Administrator shall have full authority to determine the entitlement, rights or eligibility of employees, participants and/or any other persons, and the amount of benefits, if any due under the Plan. The Plan Administrator shall also have the right and authority to remedy ambiguities, inconsistencies or omissions, arising under or in connection with the Plan. The construction and interpretations of the Plan and the determinations of the Plan Administrator hereunder shall be final and binding on all persons, other than the Hearing Panel established in accordance with Section 17 hereof.

               (b) Denial of Claims. In the event any claim for benefits is
                   ----------------
denied, in whole or in part, the Plan Administrator shall notify the claimant of such denial in writing and shall advise the claimant of his right to a review thereof. Such written notice shall set forth, in a manner calculated to be understood by the claimant, the specific reason or reasons for the denial, specific reference to the pertinent Plan provisions upon which the denial is based, a description of any additional information or material that is necessary for the claimant to perfect his claim for benefits, an explanation of why such information or material is necessary and an explanation of the Plan's review procedure. Such written notice shall be furnished to the claimant within 90 days after the Plan Administrator receives the claim, unless special circumstances require an extension of time for processing the claim. In no event shall such an extension exceed a period of 90 days from the end of the initial 90-day period; if such an extension is required, written notice thereof shall be furnished to the claimant before the end of the initial 90-day period. Such notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render a decision. If written notice of the denial of the claim for benefits is not furnished within the time specified in this Section, the claim shall be deemed denied and the claimant shall be permitted to appeal such denial in accordance with the review procedure described in Section 17(b) below.

SECTION 17.    HEARING PANEL
               -------------

     (a) Establishment of Hearing Panel. The Board of Directors shall appoint a
         ------------------------------
"Hearing Panel," which shall consist of three or more individuals who may (but need not) be employees of the Company. The Hearing Panel shall be the named fiduciary that shall have the authority to act with respect to any appeal from the denial of a claim for benefits under the Plan. The Hearing Panel may adopt such rules and procedures, consistent with ERISA and the Plan, as it deems necessary or appropriate in carrying out its responsibilities under Section 16 and this Section 17. The Hearing Panel may delegate some or all of its rights, privileges and duties to such person(s) as it may choose; to the extent of such a delegation all references in this Section to the Hearing Panel shall be deemed to be references to such person(s).

     (b) Appeals from Claim Denials. Any person whose claim for benefits is
         --------------------------
denied, in whole or in part, or such person's duly authorized representative, may appeal from such denial by submitting a request for review of the claim to the Hearing Panel within six months after receiving the written notice of denial from the Plan Administrator (or, in the case of a deemed denial, within six months after the claim is deemed denied). The Plan Administrator shall give the claimant (or his representative) an opportunity to review pertinent documents (except legally privileged materials) and to submit issues and comments in writing. A request for review shall be in writing and shall be submitted to the Hearing Panel at such address as the Plan Administrator shall designate from time to time. The request for review shall set forth all of the grounds on which it is based, all facts in support thereof and any other matters that the claimant deems pertinent. The Hearing Panel may require the claimant (or his representative) to submit such additional facts, documents or other material as it deems necessary or appropriate in making its review.

     (c) Decision on Review. The Hearing Panel shall act upon a request for
         ------------------
review within 60 days after receipt thereof, unless special circumstances require an extension of time for processing, in which event a decision shall be rendered not more than 120 days after the receipt of the request for review. If such an extension is required, written notice thereof shall be furnished to the claimant (or his representative) before the end of the initial 60-day period. The Hearing Panel shall give written notice of its decision to the claimant (or his representative) and to the Plan Administrator. In the event that the Hearing Panel confirms the denial of the claim for benefits in whole or in part, such notice shall set forth, in a manner calculated to be understood by the claimant, the specific reason or reasons for the denial and specific reference to the pertinent Plan provisions upon which such denial is based. If written notice of the Hearing Panel's decision is not given to the claimant (or his representative) within the time prescribed in this Section 17(c), the claim shall be deemed denied on review.

               (d) Exhaustion of Administrative Remedies. No legal or equitable
                   -------------------------------------
action for benefits under the Plan shall be brought unless and until the claimant (i) has submitted a written claim for benefits in accordance with
Section 16(a), (ii) has been notified that the claim has been denied (or the claim is deemed denied as provided in Section 16(b) above), (iii) has filed a written request for a review of the claim in accordance with Section 17(b) and
(iv) has been notified in writing that the Hearing Panel has affirmed the denial of the claim (or the claim is deemed denied on review as provided in Section 17(c) above). In addition, no legal or equitable action for benefits under the Plan may be brought after the earliest of (i) 120 days after the Hearing Panel has affirmed the denial of the claim (or the claim is deemed denied on review as provided in Section 17(c) above), (ii) three years after the date the claimant's benefits under the Plan commenced, or (iii) the end of the otherwise applicable statute of limitations period.

               (e) Authority of Hearing Panel. The Hearing Panel, in its
                   --------------------------
capacity as "named fiduciary," as defined under ERISA section 402(a)(1), shall have the discretionary authority to interpret and construe the terms of the Plan and to determine eligibility for and entitlement to Plan benefits in accordance with the terms of the Plan. Any reasonable construction or interpretation of the Plan's terms or determination made by the Hearing Panel as to eligibility or entitlements, adopted in good faith, shall be final and binding upon the Company, all participating Employers, Employees, Participants, Spouses, Surviving Spouses, their affiliates and their heirs, successors and assigns.

SECTION 18.    EXPENSES OF PLAN AND TRUST
               --------------------------

               The reasonable expenses of administering the Plan and the Trust Fund shall be charged to and paid out of the Trust Fund, unless they are paid by the Company. The expenses of administering the Plan shall include, without limitation, the compensation of the Trustee, the expenses (such as brokerage fees and stock transfer taxes) incurred by the Trustee in the performance of its duties hereunder, ill real or personal property taxes, income taxes (if any) and other taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust, the Trust Fund or any property in the Trust Fund, and all other proper charges and disbursements of the Trustee. Legal fees and related legal expenses arising out of legal services rendered to the Trustee (whether or not rendered in connection with judicial or administrative proceedings, and whether or not incurred prior to the termination of the Trust Agreement) shall be considered to be reasonable expenses of administering the Plan and Trust Fund only to the extent (a) they are reasonable in amount, and (b) the payment of such fees and expenses out of the Trust Fund is permitted by applicable law.

SECTION 19.    AMENDMENT AND TERMINATION
               -------------------------

               (a) Amendment of Plan. The Company reserves the right to make
                   -----------------
from time to time any amendment or amendments to all or any part of the Plan, including amendments which are retroactive in effect. Such amendment or amendments may be effected by action of the Company's Board of Directors. Also, the Company's Board of Directors has specifically authorized the Compensation Committee of the Company's Board of Directors to take such actions. Notwithstanding the foregoing:

                (i) no amendment shall have the effect of vesting in the Participating Companies any interest in any property of the Trust; and

                (ii) no amendment shall have any retroactive effect so as to deprive any Participant or Beneficiary of any amount credited to the Participant's or Beneficiary's Accounts, except as provided in Section 19(c) or as otherwise permitted by law.

          (b) Termination of Plan. The Plan is intended to be permanent, but the
              -------------------
Company reserves the right to terminate the Plan, in whole or in part, at any time. Such termination may be effected by action of the Company's Board of Directors. Also, the Company's Board of Directors has specifically authorized the Compensation Committee of the Company's Board of Directors to take such action. No such action shall have the effect of:

                (i) vesting in the Participating Companies any interest in any property of the Trust; or

                (ii) retroactively depriving any Participant or Beneficiary of any amount credited to the Participant's or Beneficiary's Accounts, except as provided in Section 19(c) or as otherwise permitted by law.

          (c) Amendment Required for Qualification. All provisions of this Plan,
              ------------------------------------
and all benefits and rights granted hereunder, are subject to any amendments, modifications or alterations which are necessary from time to time to qualify the Plan under Code section 401(a) or 501(a) to continue the Plan as so qualified, or to comply with any other provision of law. Accordingly, notwithstanding Section 19(a) or any other provision of this Plan, the Company may amend, modify or alter the Plan, with or without retroactive effect, in any respect or manner necessary to qualify the Plan under Code section 401(a).

               (d) No Reversion of Funds. No part of the Trust Fund shall revert
                   ---------------------
to any Participating Company nor be used for or diverted to purposes other than the exclusive purpose of providing benefits to Participants and Beneficiaries who have an interest in the Plan and defraying the reasonable expenses of administering the Plan; provided, that funds may be returned to Participating Companies under the following circumstances:

                        (i) Any contribution made as a result of a mistake of fact may be refunded to the appropriate Participating Company, providing such refund occurs within one year after the date of such contribution;

                        (ii) All employer contributions are expressly conditioned on their deductibility under Code section 404, and any employer contribution shall be returned to the appropriate Participating Company, upon its written request, to the extent that the contribution is disallowed as a deduction, within one year after such disallowance;

                        (iii) In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contribution made incident to that initial qualification must be returned to the appropriate Participating Company within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Company's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe;

                        (iv) Amounts held unallocated pursuant to Sections 13(b)(ii) and (iii) upon termination of the Plan shall be returned to the appropriate Participating Company.

                (e) Full Vesting Upon Termination. Upon termination, partial
                    -----------------------------
termination or the complete discontinuance of Company Contributions to the Plan (the "terminating events") the account balance of each affected Participant shall be 100% vested and nonforfeitable. In the event a terminating event occurs, no part of the Trust Fund shall revert to any Participating Company or be used for or diverted to purposes other than providing benefits to Participants and Beneficiaries and defraying the reasonable expenses of administering the Plan and the Trust Fund. Upon the occurrence of a terminating event the Trust shall continue until the Trust Fund has been distributed as provided in Section 11 subject to ERISA section 403(d)(1) provided that in the event of a partial termination the Trust shall continue with respect to unaffected Participants and Beneficiaries notwithstanding any distributions made as a result of the partial termination to affected Participants and Beneficiaries.

SECTION 20.    MISCELLANEOUS
               -------------

               (a) Inalienability of Rights. The interest and property rights of
                   ------------------------
any person in the Plan, in the Trust Fund or in any distribution to be made under the Plan shall not be subject to option nor be assignable, either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any act in violation hereof shall be void. Notwithstanding the foregoing, the following shall not constitute a violation of this Section 20(a): (i) the creation, assignment or recognition of a right to all or any portion of a Participant's Plan Benefit made pursuant to a state domestic relations order, provided that such order is determined to be a "qualified domestic relations order" (as defined in Code section 414(p)) under written procedures adopted by the Plan Administrator or (ii) effective August 5, 1997, the required offset of a Participant's benefits pursuant to a judgment or settlement described in Code section 401(a)(13)(C). Effective January 1, 1998, the Plan may pay benefits pursuant to a QDRO that provides for the payment of benefits to an "alternate payee" (as such term is defined in Code section 414(p)) prior to the date a Participant has attained "earliest retirement age" (as such term is defined in Code section 414(p)).

Unless otherwise specified in the QDRO, payment shall be made pro rata from each of the Participant's accounts and pro rata from the Investment Funds in which any account is invested.

               (b) Plan Mergers. The Plan shall not merge or consolidate with,
                   ------------
nor transfer assets or liabilities to, any other plan unless each Participant would receive a Plan Benefit immediately after the merger, consolidation or transfer (if the Plan then terminated) which is equal to or greater than the Plan Benefit such Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

               (c) Payments to and from the Plan. All Employee and Company
                   -----------------------------
Contributions shall be paid to the Trustee for investment and reinvestment as part of the Trust Fund pursuant to the Trust Agreement. All benefits and withdrawals payable under the Plan shall be paid out of the Trust Fund by the Trustee pursuant to the directions of the Plan Administrator and the terms of the Trust Agreement.

               (d) No Right in Trust Fund or to Employment. No person shall have
                   ---------------------------------------
any rights in or to the Trust Fund, or any part thereof, or under the Plan, except as, and only to the extent, expressly provided for in the Plan. The establishment of the Plan, the granting of benefits and any action of any member of the Affiliated Group or any other person shall not be held or construed to confer upon any person any right to be continued as an Employee nor to confer any right or interest in the Trust Fund other than as provided herein. No provision of the Plan shall restrict the right of any member of the Affiliated Group to discharge any Employee at any time, with or without cause.

               (e) Competency to Handle Benefits. If, in the opinion of the Plan
                   -----------------------------
Administrator, any person becomes unable to handle properly any property distributable to such person under the Plan, the Plan Administrator may make any reasonable arrangement for distribution on such person's behalf as it deems appropriate.

            (f) Governing Law. This Plan shall be construed in accordance with
                -------------
ERISA and, to the extent permissible under ERISA, the laws of the State of New York.

SECTION 21. DEFINITIONS
            -----------

            When used herein, the following terms shall have the following meanings unless the context clearly indicates a different meaning:

            "Accounts" means any or all of the Accounts maintained for a
             --------
Participant pursuant to Section 8.

            "Affiliated Group" means any trade or business (including any
             ----------------
Participating Company), whether or not incorporated, which at the time of reference controls, is controlled by or under common control with a Participating Company, within the meaning of Code sections 414(b) or 414(c), or is a member of an affiliated service group which includes a Participating Company, within the meaning of Code section 414(m). To the extent required by law, all employees of all corporations which are members of a controlled group of corporations (as defined in Code section 414(b)) and all employees of all trades and businesses (whether or not incorporated) which are under common control (as defined in Code section 414(c)) will be treated as employed by a single employer.

            "Allstate" means The Allstate Corporation, an Illinois corporation.
             --------

            "Allstate Stock" means the common stock of Allstate, per value $.01
             --------------
per share.

            "Allstate Stock Fund" means the separate part of the Trust Fund that
             -------------------
is invested as provided in Section 7(c)(iv).

            "Basic Accounts" means (to the extent applicable) the Basic Pre-Tax
             --------------
Account and the Basic After-Tax Adjustment Account of a Participant.

            "Basic After-Tax Adjustment Account" means the account maintained
             ----------------------------------
for a Participant pursuant to Section 8(a)(ii).

            "Basic After-Tax Adjustment Contributions" means the contributions
             ----------------------------------------
so described in Section 5.

            "Basic Contributions" means Basic Pre-Tax Contributions and Basic
             -------------------
After-Tax Adjustment Contributions.

            "Basic Pre-Tax Account" means the account maintained for a
             ---------------------
Participant pursuant to Section 8(a)(i).

            "Basic Pre-Tax Contributions" means the contributions so described
             ---------------------------
in Section 5.

            "Beneficiary" means the person or persons (which may include one or
             -----------
more trusts) designated by a Participant pursuant to Section 11(e).

            "Code" means the Internal Revenue Code of 1986, as amended from time
             ----
to time.

            "Company" means Morgan Stanley DW Inc., a Delaware corporation.
             -------

            "Company Accounts" or "Company Contribution Accounts" means (to the
             ---------------------------------------------------
extent applicable) the Matching Contribution Account and the Qualified Company Contribution Account.

            "Common Stock" means the common stock of Morgan Stanley Dean Witter
             ------------
& Co., a Delaware corporation, par value $.01 per share.

            "Credit Services Employee" means an Employee who is either:
             ------------------------

               (a) a United States or Puerto Rico Employee employed by Morgan Stanley Dean Witter Credit Corporation or any subsidiary of Morgan Stanley Dean Witter Credit Corporation which is both a member of the Affiliated Group and a Participating Company;

               (b) an Employee employed by any other member of the Affiliated Group whose services are primarily rendered to Morgan Stanley Dean Witter Credit Corporation or a subsidiary of Morgan Stanley Dean Witter Credit Corporation; or

               (c) an Employee, or classification of Employees, who has been designated in writing by the Plan Administrator as a Credit Services Employee.

          "Determination Year" means a Plan Year.
           ------------------

          "Dual Employee" is an Employee who is an Employee of both a
           -------------
Participating Company and a member of the Affiliated Group that has adopted a funded defined contribution plan other than the Plan and who performs services for both employers.

          "DWD" means Dean Witter, Discover & Co. (the successor of Dean Witter
           ---
Financial Services Inc., the successor of Dean Witter Reynolds Organization Inc.), a Delaware corporation, and, where appropriate, also means the predecessor corporations as they existed prior to the 1981 merger with, and the 1993 Spin-off from, Sears.

          "Earnings" means the sum of:
           --------

               (i) cash compensation paid as salary (including but not limited to overtime, double time, shift premiums, supplemental earnings, additional earnings, LA trip pay, weekend, holiday and vacation pay and any retroactive pay), commission (including but not limited to sales commissions, trails, deferred payouts, referral fees, finders fees, futures overrides, residuals and retroactive commissions), bonus (including but not limited to annual incentive bonuses, long-term incentive payouts, results sharing, gain sharing and payouts of deferred cash bonuses) or a cash award (including but not limited to contests, incentive and performance awards);

               (ii) any amounts contributed to the Plan as Basic Pre-Tax or Supplemental Pre-Tax Contributions; and

               (iii) any employee contributions to a plan maintained by any member of the Affiliated Group which is intended to meet the requirements of Code section 125 or 132(f)(4).

          Notwithstanding anything contained herein to the contrary, the term "Earnings" shall exclude:

               (i) any Earnings paid to an Employee for any period prior to the date such Employee becomes a Participant or for any period during which such Employee is not an Immediately Eligible Employee or an Eligible Employee;

               (ii) any non-cash compensation (including but not limited to merchandise, trips, goods and services);

               (iii) imputed income (including but not limited to group term life insurance premiums, forgiven loans, employee discounts and the personal use of Company vehicles, equipment, facilities or services);

               (iv) cash payments made to or on behalf of an Employee for an employment related expense (including but not limited to relocation expenses, club dues, preventive care or other medical expense reimbursements);

               (v) benefits paid under any plan, or pursuant to any payroll practice, maintained by any member of the Affiliated Group on account of or following the Retirement, Disability or death of an Employee, a spouse of an Employee or a dependent of an Employee

(except that "Earnings" shall include payments of salary or commission earned by such Employee prior to but paid after such Employee's Retirement, Disability or death);

               (vi) compensation recognized by an Employee on account of the granting, exercise, vesting or delivery of an award under any equity-based compensation plan maintained by any member of the Affiliated Group (including dividends and other earnings paid as a result of such awards, payments of cash pursuant to an award determined by the value or performance of a security and payments of cash in lieu of fractional shares); and

               (vii) amounts payable under continued service bonus agreements (generally payable by the fourth anniversary of hire).

          Notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Participant taken into account under the Plan shall not exceed $150,000 or such other amount required by Code section 401(a)(17), as adjusted by the Commissioner of Internal Revenue for increases in the cost-of-living in accordance with Code section 401(a)(17).

          For Plan Years beginning before January 1, 1997: (i) in determining the compensation of a Participant for purposes of this limitation, the rules of Code section 414(g)(6) shall apply, except that in applying such rules the term "family" shall include only the spouse of the Participant and the lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year and (ii) notwithstanding the foregoing, for purposes of determining whether an individual is a Highly Compensated Employee or a member of the Top Paid Group, Earnings shall be determined without regard to the limits imposed by Code section 401(a)(17).

          "Elective Deferrals" means elective deferrals within the meaning of
           -------------------
Code section 402(g)(2).

          "Eligible Employee" means (i) any Employee of a Participating Company
           -----------------
and (ii) any Employee of a member of the Affiliated Group who has been designated in writing by the Plan Administrator as an Eligible Employee; provided, in either case, that such Employee shall have both attained age 21 and completed at least one Year of Service. An Employee shall not be an Eligible Employee with respect to any period;

                                             (A) during which the Employee
accrues benefits (whether or not vested) with respect to compensation that constitutes Earnings hereunder under any funded retirement plan to which contributions have been made by any member of the Affiliated Group (other than this Plan, the Morgan Stanley DW Inc. Pension Plan or Federal Social Security),

                                             (B) during which the Employee is
covered by a collective bargaining agreement with respect to which a member of the Affiliated Group is a party, except to the extent that such agreement provides that Employees covered thereby shall be considered to be Eligible Employees as to such period,

                                             (C) during which the Employee is an
Employee solely by reason of the application of Code section 414(n) or (o), or

                                             (D) during which the Employee is a
nonresident alien (within the meaning of Code section 7701(b)(1)(B)) who received no earned income from sources within the United States (within the meaning of Code section 861(a)(3)).

     An individual's status as an Eligible Employee or an Immediately Eligible Employee shall be determined by the Plan Administrator and, such determination shall be conclusive and binding upon all persons.

     Notwithstanding the foregoing, the terms "Eligible Employee" and "Immediately Eligible Employee" shall include only any person who receives regular and stated compensation from, and is treated as a common law employee for wage withholding purposes by, a member of the Affiliated Group, other than a pension, retainer or remuneration in the nature of a consulting fee, and shall not include any person who is (i) classified by a Participating Company as a Leased Employee of any Participating Company (including, without limitation a leased employee as defined in Code section 414(n)), an independent contractor or a consultant; or (ii) a provider of services to a Participating Company pursuant to a contractual arrangement, either with that person or with a third party, other than one specifically providing for an employment relationship with a Participating Company. If any person excluded as an Eligible Employee or Immediately Eligible Employee pursuant to the preceding sentence shall be determined by a court or a federal, state or local regulatory or administrative authority to have served as a common law employee of a Participating Company, such determination shall not alter this exclusion as an Eligible Employee or Immediately Eligible Employee for purposes of this Plan.

     A Dual Employee shall be an Eligible Employee or Immediately Eligible Employee only if (i) the business unit in which the Employee is employed performs a greater amount of services for the Participating Company that employs the Employee than for the Affiliated Group member that also employs the Employee or (ii) the Employee has been designated by the Plan Administrator as an Eligible Employee.

     "Employee" means any individual employed by any member of the Affiliated
      --------
Group or any other employer required to be aggregated with any member of the Affiliated Group under Code sections 414(b), (c), (m) or (o). The term Employee shall also include any Leased

Employee deemed to be an employee of any such employer as provided in Code section 414(n) or (o).

          "Employee Accounts" means (to the extent applicable) the Basic
           -----------------
Accounts and the Supplemental Accounts.

          "Entry Date" means:
           ----------

              (a) with respect to an Immediately Eligible Employee, either the first practicable pay date following such Employee's Employment Commencement Date or any pay date thereafter; or

              (b) with respect to an Eligible Employee, either the first practicable pay date following such Employee's completion of the age and service requirements set forth in Section 2(a) or any pay date thereafter.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "Excess Aggregate Contributions" means:
           ------------------------------

          (i) With respect to Plan Years beginning before January 1, 1997, the amount by which Contributions made by or on behalf of Highly Compensated Employees exceed the limits described in Code section 401(m)(2). The amount of Excess Aggregate Contributions shall be determined by first reducing the Actual Contribution Ratio ("ACR"), as defined by Code section 401(m)(3) and regulations thereunder, of the Highly Compensated Employee with the highest ACR to the extent necessary to satisfy the ACP test described in Section 5(h) or to cause such ratio to equal the ACR of the Highly Compensated Employee with the next highest ACR and, second, repeating this process until the ACP test is satisfied. The amount of Excess Aggregate Contributions for a Highly Compensated Employee is then equal to the total of the Highly

Compensated Employee's contributions taken into account for purposes of the ACP test minus the product of the Highly Compensated Employee's reduced ACR as determined above and the Highly Compensated Employee's Earnings. In the case of a Highly Compensated Employee whose ACR is determined under the family aggregation rules, the determination of the amount of Excess Aggregate Contributions shall be made by allocating the Excess Aggregate Contributions determined under the "leveling" method described herein among the Family members in proportion to the Contributions of each Family member taken into account for purposes of the ACP test.

          (ii) With respect to Plan Years beginning on or after January 1, 1997, the aggregate amount by which the amount of Contributions made by or on behalf of Highly Compensated Employees which are taken into account for purposes of the ACP test exceeds the maximum amount of such Contributions permitted in Section 5(h) and in Code section 401(m)(2). The maximum amount of such Contributions shall be determined by hypothetically reducing the Contributions made by or on behalf of Highly Compensated Employees in order of their Actual Contribution Ratios ("ACRs"), as defined by Code section 401(m)(3) and regulations thereunder, beginning with the highest of such ACRs. Excess Aggregate Contributions for a Plan Year shall be allocated to Highly Compensated Employees in accordance with Code section 401(m)(6)(C), on the basis of the largest dollar amounts of such Contributions taken into account for purposes of the ACP test for the Plan Year, beginning with the highest such dollar amounts.

          "Excess Contributions" means:
           --------------------

          (i) With respect to Plan Years beginning before January 1, 1997, the amount by which Contributions made by or on behalf of Highly Compensated Employees exceed the limits described in Code section 401(k)(3). The amount of Excess Contributions shall be determined by first reducing the Actual Deferral Ratio ("ADR") as defined by Code section 401(k)(3)(B) and regulations thereunder of the Highly Compensated Employee with the highest ADR to the amount necessary to satisfy the ADP test described in Section 5(f) or cause such ratio to equal the ADR of the Highly Compensated Employee with the next highest ADR and, second, repeating this process until the ADP test is satisfied. The amount of Excess Contributions for a Highly Compensated Employee is then equal to the total of Elective Deferrals and other Contributions taken into account for the ADP test minus the product of the Highly Compensated Employee's reduced ADR as determined above and the Highly Compensated Employee's Earnings. In the case of a Highly Compensated Employee whose ADR is determined under the family aggregation rules, the determination of the amount of Excess Contributions shall be made by allocating the Excess Contributions determined under the "leveling" method described herein among the Family members in proportion to the Contributions of each Family member taken into account for purposes of the ADP test, and

                  (ii) With respect to Plan Years beginning on or after January 1, 1997, the aggregate amount by which the amount of Contributions made by or on behalf of Highly Compensated Employees which are taken into account for purposes of the ADP test exceeds the maximum amount of such Contributions permitted in
Section 5(f) and in Code section 401(k)(3). The maximum amount of such Contributions shall be determined by hypothetically reducing the Contributions made by or on behalf of Highly Compensated Employees in order of their Actual Deferral Ratios ("ADRs"), as defined by Code section 401(k)(3)(B) and regulations thereunder, beginning with the highest of such ADRs. Excess Contributions for a Plan Year shall be allocated to Highly Compensated Employees in accordance with Code section 401(k)(8)(C), on the basis of the largest dollar amounts of such Contributions taken into account for purposes of the ADP test for the Plan Year, beginning with the highest such dollar amounts.

                  "Excess Elective Deferrals" means those Elective Deferrals
                   -------------------------
that are includible in a Participant's gross income under Code section 402(g) to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section.

                  "Family Member" means a spouse, lineal ascendant, lineal
                   -------------
descendent or spouse of a lineal ascendant or lineal descendent of a Highly Compensated Employee.

                  "Five Percent Owner" means any person who owns (or is
                   ------------------
considered as owning within the meaning of Code section 318) more than five percent of the outstanding stock of an Affiliated Group member or stock possessing more than five percent of the total combined voting power of all stock of an Affiliated Group member or, in the case of an unincorporated business, any person who owns more than five percent of the capital or profits interest in an Affiliated Group member. In determining percentage of ownership hereunder, Affiliated Group members that would otherwise be aggregated under Code sections 414(b), (c), (m) and (o) shall be treated as separate employers.

                  "Highly Compensated Active Employee" means for Plan Years
                   ----------------------------------
beginning before December 31, 1996, a "Highly Compensated Active Employee" as defined under the Plan as in effect for such Plan Year. For Plan Years beginning after December 31, 1996 and on or prior to December 31, 1999, "Highly Compensated Active Employee" shall mean any Employee who (i) was a 5% owner (as defined in Code section 416(i)(1)) during the Plan Year or the preceding Plan Year or (ii) for the preceding Plan Year had compensation (within the meaning of Code section 414(q) as in effect for the Plan Year of determination) from the Company or an Affiliated Group member in excess of $80,000, as adjusted by the Secretary of the Treasury or a delegate thereof in accordance with Code section 414(q). For Plan Years beginning after December 31, 1999, a "Highly Compensated Active Employee" shall mean any Employee who (i) was a 5% owner (as defined in Code section 416(i)(1)) during the Plan Year or the preceding Plan Year or (ii) for the preceding Plan Year had compensation (within the meaning of Code section 414(q) as in effect for the Plan Year of determination) from the Employer or an Affiliated Group member in excess of $80,000, as adjusted by the Secretary of the Treasury or a delegate thereof in accordance with Code section 414(q), and was in the Top Paid Group of Employees for such preceding Plan Year. Notwithstanding anything contained herein to the contrary, solely for the purpose of determining the Employees who are Highly Compensated Active Employees for the 1997 Plan Year, the definition of Highly Compensated Active Employee in effect for the 1997 Plan Year will be treated as having been in effect for the 1996 Plan Year. For purposes of the definition of "Highly Compensated Active Employee," Employee shall not include a non-resident alien who receives no earned income from sources within the United States.

                 "Highly Compensated Employee" means a Highly Compensated Active
                  ---------------------------
Employee or a Highly Compensated Former Employee.

                 "Highly  Compensated  Former  Employee" means a former Employee
                  -------------------------------------
who was a Highly Compensated Active Employee at the time of his Severance Date or was a Highly Compensated Active Employee at any time after attaining age 55. For these purposes, the "Severance Date" means the date the Employee separates from service within the meaning of Code section 414(q)(6)(A). For Plan Years beginning prior to January 1, 1997, the definition of Highly Compensated Former Employee shall be determined under the terms of the Plan as in effect at the time of determination.

                 "Hour of Service" means an Hour of Service as defined in
                  ---------------
Section 3(a).

                  "Immediately Eligible Employee" means a full-time or flex
                   -----------------------------
full-time Credit Services Employee, a full-time Securities Employee, a part-time Securities Employee regularly scheduled to perform at least 30 Hours of Service a week prior to March 1, 2001, and at least 20 Hours of Service a week on or after March 1, 2001, or such other Employee, or classification of Employees, who have been so designated by the Plan Administrator. (See also, "Eligible Employee.")

                  "Investment Funds" means the Morgan Stanley Dean Witter Stock
                   ----------------
Fund and such other Investment Funds as are designated under Section 7(c)(iii) but shall not include the Sears Stock Fund or the Allstate Stock Fund.

                  "Leased Employee" means, for Plan Years beginning before
                   ---------------
January 1, 1997, a Leased Employee as defined under the Plan as in effect for such Plan Year, and for Plan Years beginning on or after January 1, 1997, any person (other than an employee of the recipient) who, pursuant to an agreement between the recipient and any other person, has performed services for the recipient (or for the recipient and related persons determined in accordance with Code section 414(n)(6)) on a substantially full time basis for a period of at least one year, and whose services are performed under the primary direction and control of the recipient within the meaning of Code section 414(n)(2)(C). Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A leased employee shall not be considered an employee of the recipient if:

                          (i) such employee is covered by a money purchase
pension plan providing:

                                 (1) a nonintegrated  employer contribution
rate of at least ten percent of compensation, as defined in Code section 415(c)(3), but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code sections 125, 402(a)(8), 402(h) or 403(b),

                                 (2) immediate participation and

                                 (3) full and immediate vesting; and

                         (ii) leased  employees do not constitute more than 20%
of the recipient's non highly compensated workforce.

                  "Look-back Year" means the 12-month period immediately
                   --------------
preceding a determination year.

                  "Matching Contribution Account" means the account maintained
                   -----------------------------
for a Participant pursuant to section 8(a)(v).

                  "Matching Contributions" means contributions to the Plan made
                   ----------------------
by any Participating Company and allocated to a Participant's Account by reason of his or her Basic Contributions that are subject to the vesting provisions set north in Section 10(a).

                  "Morgan Stanley Dean Witter Stock Fund" means that part of the
                   -------------------------------------
 Trust Fund invested as provided in Section 7(c)(i).

                  "One-Year Break" means a One-Year Break as defined in Section
                   --------------
3(a).

                  "Participant" means an individual so described in Section 2.
                   -----------

                  "Participating Company" means the Company and any member of
                   ---------------------
the Affiliated Group that has been designated in writing as a Participating Company by the Company and has accepted such designation in writing. A member of the Affiliated Group that is not otherwise a Participating Company but that is the employer of a Dual Employee who is determined to be an

Eligible Employee or Immediately Eligible Employee shall become a Participating Company in accordance with the preceding sentence, but only with respect to such Dual Employee. A list of Participating Companies, and the respective dates of their participation in the START Plan, is attached hereto as Appendix A.

                  "Period of Service" means the period as defined in Section
                   -----------------
3(a).

                  "Period of Severance" means a Period of Severance as
                   -------------------
defined in Section 3(a).

                  "Plan" means this Dean Witter START Plan (Savings Today
                   ----
Affords Retirement Tomorrow), including all Supplements hereto, as amended from time to time.

                  "Plan Administrator" means Morgan Stanley DW Inc., a Delaware
                   ------------------
corporation.

                  "Plan Benefit" means the amount so described in Section 10.
                   ------------

                  "Plan Year" means the 12-month period ending December 31.
                   ---------

                  "Pre-Tax Contributions" means Basic Pre-Tax Contributions and
                   ---------------------
Supplemental Pre-Tax Contributions.

                  "Qualified Company Contribution Account" means the Account
                   --------------------------------------
maintained for a Participant pursuant to Section 8(a)(vi).

                  "Qualified Matching Contributions" means contributions to the
                   --------------------------------
Plan made by any Participating Company and allocated to a Participant's Account by reason of his or her Basic Contributions that are nonforfeitable when made.

                  "Qualified Non-Elective Contributions" means contributions
                   ------------------------------------
(other than Matching Contributions or Qualified Matching Contributions) made by any Participating Company on behalf of any or all Immediately Eligible Employees or Eligible Employees that are nonforfeitable when made.

          "Qualified Plan Transfer Contributions" means the contributions so
           -------------------------------------
described in Section 9(b).

          "Quarter" means a calendar quarter ending March 31, June 30, September
           -------
30 or December 31.

          "Release" means any termination of an Employee's employment which is
           -------
initiated by a member of the Affiliated Group by reason of its decision to close permanently a branch office or other facility, or to reduce permanently the number of Employees which it employs due to substantial change in economic conditions.

          "Retirement" means termination of an Employee's employment with the
           ----------
Affiliated Group upon or after the date he would be eligible to retire immediately under the Dean Witter Reynolds Inc. Pension Plan.

          "Rollover Contributions" means contributions to the Plan made by a
           ----------------------
Participant which qualify for rollover treatment under Code section 402(a)(5), 403(a)(4) or 408(d)(3)(A)(ii).

          "Sears" means Sears, Roebuck and Co., a New York corporation.
           -----

          "Sears Common Shares" means the common stock, par value $.075, of
           -------------------
Sears.

          "Sears Stock Fund" means that part of the Trust Fund invested as
           ----------------
provided in Section 7(c)(ii).

          "Securities Employee" means:
           -------------------

               (a) a United States or Puerto Rico Employee employed by Morgan Stanley DW Inc., Dean Witter Realty Inc., Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc., Morgan Stanley Dean Witter Trust FSB or any of their direct or indirect subsidiaries which subsidiaries are members of the Affiliated Group;

               (b) an Employee of a division of the former DWD or any of its directly or indirectly owned subsidiaries, other than Morgan Stanley Dean Witter Credit Corporation and its subsidiaries, which subsidiaries are members of the Affiliated Group and which Employee is engaged primarily in securities-related activities; or

               (c) an Employee, or classification of Employees, who has been designated in writing by the Plan Administrator as a Securities Employee.

          "Spin-off" means the distribution by Sears of all of the shares of
           --------
Common Stock owned by Sears, to the shareholders of Sears.

          "SPS Stock" means the common stock of SPS Transaction Services, Inc.,
           ---------
par value $.01 per share.

          "SPS Stock Conversion Date" means the date upon which SPS Stock is
           -------------------------
converted into cash in accordance with the Stock Purchase Agreement between SPS and Associates First Capital Corporation.

          "SPS Stock Fund" means the separate part of the Trust Fund that is
           --------------
invested as provided in Section 7(c)(v).

          "Stock" means Common Stock, Sears Common Shares, SPS Stock, Allstate
           -----
Stock or any combination thereof.

          "Supplemental Accounts" means (to the extent applicable) the
           ---------------------
Supplemental After-Tax Account and the Supplemental Pre-Tax Account of a Participant.

          "Supplemental After-Tax Account" means the Account maintained for a
           ------------------------------
Participant pursuant to Section 8(a)(iv).

          "Supplemental Pre-Tax Contributions" means the Contributions so
           ----------------------------------
described in Section 5.

          "Supplemental Pre-Tax Account" means the account maintained for a
           ----------------------------
Participant pursuant to Section 8(a)(iii).

          "Termination of Employment" and similar references mean an employee's
           -------------------------
ceasing to be employed by any member of the Affiliated Group (and, where applicable, any other entity required to be aggregated with the Employer pursuant to Code section 414(o) and the regulations thereunder) for any reason other than death. A transfer between employment of members of the Affiliated Group (or, where applicable, such other entity) shall not be a termination of employment.

          "Top Paid Group" means for plan years beginning prior to January 1,
           --------------
1997, the top 20% of employees who performed services for the Affiliated Group during the applicable year ranked according to the amount of Earnings received from the Affiliated Group during such year. For purposes of this definition Leased Employees shall be considered Employees unless such Leased Employees are covered by a plan described in Code section 414(n)(5) and are not covered in any qualified plan maintained by the Affiliated Group. Employees who are nonresident aliens and who received no earned income within the meaning of Code section 911(d)(2) from the Affiliated Group constituting United States source income within the meaning of Code section 861(a)(3) shall not be treated as Employees. Additionally, for the purpose of determining the number of active Employees in any year the following additional Employees shall also be excluded; however, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top Paid Group:

                    (1)  Employees with less than six months of service;

                    (2) Employees who normally work less than 17 1/2 hours per week;

                    (3) Employees who normally work less than six months during a year;

                    (4)  Employees who have not yet attained 21; and

                    (5) except to the extent provided in regulations, Employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and any member of the Affiliated Group.

     For Plan Years beginning on or after January 1, 1997, the "Top Paid Group"
                                                                --------------
means those Employees who are included in the group consisting of the top 20% of the employees of the Company and its Affiliated Group members when ranked on the basis of compensation paid during the Plan Year, as determined in accordance with Code section 414(q)(3). For these purposes, (i) employees of an Affiliated Group member shall include employees of any entity that would be taken into account pursuant to Code section 414(q)(7); and (ii) the number of employees in the Top Paid Group of Employees shall be determined by excluding a person who has not completed at least six months of service, normally works less than 17 1/2 hours each week, normally works less than six months during a Plan Year, has not attained age 21, is a non-resident alien and receives no earned income from sources within the United States or except to the extent required to be included by Code section 414(q), who is included in a unit of employees covered by a collective bargaining agreement.

          "Total and Permanent Disability" (or "Totally and Permanently
           ------------------------------
Disabled") means that, due to a medically determinable physical or mental impairment which is reasonably expected to last for a continuous period of not less than 12 months or to result in death, the Employee is unable to perform his or her regularly assigned job or another job for which the

Employee will be paid Earnings approximately equivalent to the Earnings paid with respect to such regularly assigned job. The Plan Administrator shall determine whether a person ceased to be an Employee by reason of Total and Permanent Disability based on competent medical evidence and, subject to Section 17, such determination shall be conclusive on all parties.

          "Trust" means the trusts created by the Trust Agreement.
           -----

          "Trust Agreement" means any trust agreement entered into between the
           ---------------
Company and a Trustee, as amended from time to time.

          "Trustee" means one or more persons appointed by the Company to act as
           -------
a trustee under the Plan (provided each person so appointed accepts such appointment pursuant to a Trust Agreement) and any successor trustee or trustees appointed from time to time who so accept such appointment.

          "Trust Fund" means the trust fund or trust funds established pursuant
           ----------
to the Trust Agreement to hold and reflect all assets of the Plan (and the income, gains or losses attributable thereto).

          "Valuation Date" means (i) before March 1, 2001, the last day of any
           --------------
Quarter on which the New York Stock Exchange was open and Stock was traded and such other dates as the Plan Administrator shall determine, and (ii) on and after March 1, 2001, each day on which the New York Stock Exchange is open and such other dates as the Plan Administrator shall determine.

          "Year of Service" means a Year of Service as defined in Section 3(g).
           ---------------

SECTION 22. EXECUTION
            ---------

            To record the amendment and restatement of the Plan to read as set forth herein, the Company has caused its authorized officers to affix the corporate name and seal hereto, effective as of January 1, 2002.


                                                  MORGAN STANLEY DW INC.

                             DEAN WITTER START PLAN
                             ----------------------

                   (Saving Today Affords Retirement Tomorrow)
                   ------------------------------------------

                                   APPENDIX A

                             PARTICIPATING COMPANIES
                             ------------------------

            Participating Companies
            -----------------------

            Dean Witter Futures and Currency Management ("FCM") Inc.

            Morgan Stanley Investment Inc., fka Dean Witter Intercapital Inc.

            Dean Witter Realty Inc.

            Morgan Stanley DW Inc. fka Dean Witter Reynolds Inc.

            Morgan Stanley Bank, fka Mountainwest Financial Corp.

            Morgan Stanley Distributors Inc., fka Dean Witter Distributors Inc.

            Morgan Stanley Services Company Inc., fka Dean Witter Services Co.
              Inc.

            Morgan Stanley Dean Witter Trust FSB, fka Dean Witter Trust FSB

            Morgan Stanley International Incorporated ("MSII"), with respect to
              MSII employees primarily servicing business units or cost centers of otherwise Participating Companies, effective January 1, 1999

            Morgan Stanley Dean Witter Commercial Financial Services, Inc.,
              effective January 1, 2001

            Morgan Stanley Dean Witter Online Inc., effective May 1, 2000 through October 31, 2000

            Morgan Stanley Dean Witter Credit Corporation, fka Novus Financial
              Corporation, effective January 1, 2000 through December 31, 2000

            Discover Financial Services, Inc., fka Novus Services, Inc.

            Discover Bank, fka Greenwood Trust company

            NOVUS Credit Services Inc.

                             DEAN WITTER START PLAN
                             ----------------------

                   (Saving Today Affords Retirement Tomorrow)
                   ------------------------------------------

                                  SUPPLEMENT A

                              SPECIAL CONTRIBUTION
                              --------------------

            1. Establishment and Purpose. This Supplement A is established,
               -------------------------
effective as of October 16, 1981, to provide for the special contribution (the "Special Contribution") to the Plan by DWRO which was authorized by the Board of Directors of DWRO by resolution adopted October 8, 1981 (the "October 8 Resolution"). This Supplement A is a part of the Plan and, except as otherwise provided herein, shall be construed and administered in accordance with the terms of the Plan.

            2. Amount and Time of Special Contribution. The amount of the
               ---------------------------------------
Special Contribution shall be determined in accordance with the October 8 Resolution and shall be paid to the Trustee as soon as reasonably practicable after October 30, 1981.

            3. Allocation. The Special Contribution shall be allocated, as of
               ----------
November 30, 1981, to the Company Contribution Accounts of Participants who received (or are entitled to receive) an allocation of the Company Contribution for the Plan Year ended August 31, 1981, and of Participants who made Employee Contributions to the Plan during the month of September, 1981. The amount allocated to each such Participant's Company Contribution Account shall be determined by multiplying the entire Special Contribution by a fraction, the numerator of which is the sum of (a) the amount of the Participant's Employee Contributions to the Plan during the Plan year ended August 31, 1981 and (b) the amount of the

Participant's Employee Contributions to the Plan during the month of September 1981, minus the amount of any such Employee Contributions that the Participant had withdrawn from the Plan (in accordance with Section 13 of the Plan) by October 6, 1981, and the denominator of which is the sum of all such Employee Contributions made by all such Participants during such periods, minus the total amount of all such Employee Contributions so withdrawn.

            4. Source of Special Contribution. The Special Contribution shall be
               ------------------------------
made out of the Net Income of DWRO for the Plan Year ending December 31, 1981, or, to the extent necessary, out of the retained earnings of DWRO as of such date.

            5. Treatment of Special Contribution. Except as otherwise provided
               ---------------------------------
above, for all purposes under the Plan (including the determination of vesting under Section 11(b)), the Special Contribution provided under this Supplement shall be treated as if it were a Company Contribution to the Plan for the Plan Year ending December 31, 1981. The Special Contribution shall be held and administered as part of the Trust Fund in accordance with the terms of the Plan (including this Supplement A) and the Trust Agreement.

            6. Definitions. All terms used in this Supplement A, other than
               -----------
those defined herein, shall have the same meaning such terms have as used or defined in the Plan.

                             DEAN WITTER START PLAN
                             ----------------------

                   (Saving Today Affords Retirement Tomorrow)
                   ------------------------------------------

                                  SUPPLEMENT B
                                  ------------

                   PAYROLL-BASED EMPLOYEE STOCK OWNERSHIP PLAN
                   -------------------------------------------

                  The Payroll-Based Employee Stock Ownership Plan (the "PAYSOP") was established effective January 1, 1983. Contributions to the PAYSOP were discontinued effective January 1, 1987. The PAYSOP was terminated effective December 31, 1991 and all assets held in the PAYSOP were distributed to Participants and Beneficiaries on or about November 4, 1993.

                             DEAN WITTER START PLAN
                             ----------------------

                   (Saving Today Affords Retirement Tomorrow)
                   ------------------------------------------

                                  SUPPLEMENT C
                                  ------------

                              TOP-HEAVY PROVISIONS
                              --------------------

         Section 1. Top-Heavy Provisions.

                  (1) Determination of Top-Heavy Status. Notwithstanding any
                      ---------------------------------
other provision of the Plan to the contrary, the following provisions shall become effective for any Plan Year after the Plan Year ending December 31, 1983 in which the Plan is a Top-Heavy Plan.

                  (2) Minimum Allocations. Notwithstanding any other provision
                      -------------------
of the Plan to the contrary, for any Plan Year during which the Plan is a Top-Heavy Plan, the Company contributions and allocable Forfeitures (and for any Plan Year commencing on or after January 1, 1985, the Basic Pre-Tax Contributions) allocated on behalf of any Participant who is employed on the last day of the Plan Year and who is not a Key Employee shall not be less than a percentage of such Participant's Compensation equal to the lesser of (i) three percent, or (ii) the largest percentage of Compensation (as limited by Section 1(e) of this Supplement C) that is allocated to any Key Employee for that Plan Year of Company contributions and allocable Forfeitures (and, for Plan Years beginning on or after January 1, 1985, Basic Pre-Tax Contributions). This minimum allocation shall be determined without regard to any contributions made or benefits available under the Social Security Act, and shall be made even though, under other Plan provisions, the Participant would not be entitled to receive an allocation or would have received a lesser allocation for the Plan Year because of (i) the Participant's failure to complete a Year of Service,
(ii) the Participant's failure to make mandatory Participant contributions to the Plan or (iii) the Participant's receipt of Earnings in an amount less than the minimum required by the Plan for a Participant to qualify for an allocation of Company contributions or Forfeitures.

                  (3) Minimum Vesting. Notwithstanding any provision of Section
                      ---------------
10 of the Plan to the contrary, if a Participant (other than a Participant who did not complete any Period of Service after the Plan became a Top-Heavy Plan) terminates employment with the Affiliated Group while the Plan is a Top-Heavy Plan, and after such Participant has completed three or more Years of Service, such Participant shall be 100% vested in the balance of his or her Company Contribution Account. If a Participant terminates employment with the Affiliated Group while the Plan is a Top-Heavy Plan and before the Participant has completed three Years of Service, such Participant's vested percentage in his or her Company Contribution Account shall be percentage determined in accordance with Section 10 of the Plan.

                  (4) Effect of Change in Top-Heavy Status on Vesting. If the
                      -----------------------------------------------
Plan is a Top-Heavy Plan at any time and thereafter ceases to be a Top-Heavy Plan, each Participant who is credited with three or more Years of Service as of December 31 of the last Plan Year in which the Plan is a Top-Heavy Plan shall thereafter continue to be 100% vested in the balance of his or her Company Contribution Account. Each Participant who is credited with fewer than three Years of Service as of December 31 of the last Plan Year in which the Plan is a Top-Heavy Plan shall have his or her vested percentage determined under Section 10 of the Plan (unless and until the Plan again becomes a Top-Heavy Plan) provided that, as long as such Participant had an Hour of Service after the Plans became a Top-Heavy Plan, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as a Top-Heavy Plan alters during any Plan Year.

                  (5) Impact of Top-Heavy or Super Top-Heavy Status on Maximum
                      --------------------------------------------------------
Benefits. For any Plan Year in which the Plan is a Top-Heavy Plan or Super Top-
--------
Heavy Plan, the number "1.00" shall be substituted for the number "1.25" wherever it appears in Code sections 415(e)(2) and (3); provided, however, that such substitution shall not have the effect of reducing any benefit accrued under a defined benefit plan maintained by any member of the Affiliated Group prior to the first day of the Plan Year in which this provision becomes applicable. This Section 1(5) shall apply only for limitation years beginning before January 1, 2000.

          Section 2.  Plan Distributions.
                      ------------------

                  Notwithstanding any other provision of the Plan to the contrary, the distribution of the Plan Benefit of a Participant who is a five percent owner of the Company (as defined in Code section 416(i)) shall be made no later than April 1 of the Plan Year following the Plan Year in which he or she attains age 70-1/2, whether or not he or she is still an Employee. In no event shall any stock allocated to a Participant's PAYSOP Account (or cash attributable hereto) that would otherwise be required to be distributed under the preceding sentence be distributed prior to the earlier of: (a) the date he ceases to be an Employee or (b) the last day of the 84th month beginning after the month in which such stock (or cash) was first allocated to the Participant's PAYSOP Account.

          Section 3.  Definitions.
                      -----------

                  For purpose of this Supplement C, the following definitions shall apply:

                  (a) "Aggregation Group" means a group of qualified plans
                      -------------------
consisting of: (i) each Plan of the Affiliated Group in which a Key Employee participates, and each other plan of any member of the Affiliated Group that enables any plan in which a Key Employee participates to meet the requirements of Code sections 401(a) (4) and 410; or (ii) all plans of the Affiliated

Group included under (i), above, plus at the election of the Company, one or more additional plans of the Affiliated Group that satisfy the requirements of Code sections 401(a)(4) and 410 when considered together with the plans included under (i) above.

                  (b) "Compensation" means the total compensation actually paid
                       ------------
to the Participant by the Affiliated Group member that employs such Participant, as reported on the Internal Revenue Service Form W-2 (or its equivalent) issued with respect to such Participant plus, for Plan Years beginning after December 31, 1997, any elective deferrals or contributions made with respect to a Participant as described in Code section 415(c)(3)(D).

                  (c) "Determination Date" means, for any Plan Year subsequent
                       ------------------
to the first Plan Year, the last day of the preceding Plan Year, and for the first Plan Year of the Plan, the last day of such year.

                  (d) "Key Employee" means any Employee or former Employee (and
                       ------------
the beneficiaries of such Employee) who at any time during the Determination Period was an officer of the Company or Participating Company if such individual's average Compensation exceeds 50% of the dollar limitation under Code section 415(b)(1)(A), an owner (or considered an owner under Code section
318) of one of the ten largest interests in the Company or Participating Company if such individual's Compensation exceeds 100% of the dollar limitation under Code section 415(c)(1)(A), a 5% owner of the Company or Participating Company, or a 1% owner of the Company or Participating Company who has an Annual Compensation of more than $150,000. "Annual Compensation" means Compensation as defined in Code section 415(c)(3), including, for Plan Years beginning before January 1, 1998, amounts contributed by the Company or a Participating Company pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code sections 125, 402(a)(8), 402(h) or

403(b). The "Determination Period" is the Plan Year containing the Determination Date and the four preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Code section 416(i) and the regulations thereunder.

          (e)  "Permissive Aggregation Group" means the Required Aggregation
                ----------------------------
Group of plans plus any other plan or plans of the Company or Participating Company which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code sections 401(a)(4) and 410.

          (f)  "Present Value" shall be computed only using the interest and
                -------------
mortality rates specified by the Plan Administrator.

          (g)  "Required Aggregation Group" means (1) each qualified plan of the
                --------------------------
Company or Participating Company in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated), and (2) any other qualified plan of the Company or Participating Company which enables a plan described in (1) to meet the requirements of Code sections 401(a)(4) and 410.

          (h)  "Super Top-Heavy Plan" means a Top-Heavy Plan for which the
                --------------------
Top-Heavy Ratio exceeds 90%.

          (i)  "Top-Heavy Plan" means, for any Plan Year beginning after
                --------------
December 31, 1983, the Plan if any of the following conditions exist:

               (A) If the Top-Heavy Ratio for the Plan exceeds 60% and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans;

               (B) If the Plan is part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%; or

               (C) If the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

          (j)  "Top-Heavy Ratio" means as follows:
                ---------------

               (A) If the Company or Participating Company maintains one or more defined contribution plans (including any simplified employee pension plans) and the Company or Participating Company has not maintained any defined benefit plan which, during the five-year period ending on the Determination Date(s) has or has had Vested Benefits, the Top-Heavy Ratio for the Plan alone or for the Required Aggregation Groups or Permissive Aggregation Groups as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the five-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five-year period ending on the Determination Date(s)), both computed in accordance with Code section 416 and the regulations thereunder. Both the numerator and the denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code section 416 and the regulations thereunder.

               (B) If the Company or Participating Company maintains one or more defined contribution plans (including any simplified employee pension plans) and the Company or Participating Company maintains or has maintained one or more defined benefit plans which, during the five-year period ending on the Determination Date(s), has or has had any Vested Benefits, the Top-Heavy Ratio for any Required Aggregation Groups or Permissive Aggregation

Groups as appropriate is a fraction, the numerator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (i) above, and the Present Value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Code section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

          (C) For purposes of (i) and (ii) above, the value of account balances and the Present Value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year or (2) who has not been credited with at least one Hour of Service with any Company or Participating Company maintaining the Plan at any time during the five-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extend to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code section 416 and the regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

          The accrued benefit of a Participant other than a Key Employee shall be determined under (x) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Company or Participating Company, or (y) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code section 411(b)(1)(C).

          (k)  "Valuation Date" means the date elected by the Company or
                --------------
Participating Company as of which account balances or Vested Benefits are valued for purposes of calculating the Top-Heavy Ratio, which is December 31 of each year.

                             DEAN WITTER START PLAN
                             ----------------------

                   (Saving Today Affords Retirement Tomorrow)
                   ------------------------------------------

                                  SUPPLEMENT D
                                  ------------

                      (Restated effective January 1, 2001)

                      PARTICIPANTS RESIDING IN PUERTO RICO
                      ------------------------------------

     1.   Establishment and Purpose. This Supplement D is established effective
          -------------------------
July 1, 1990 and amended and restated effective as of January 1, 2001 to provide for the inclusion of Puerto Rico resident employees of Morgan Stanley DW Inc. (in Puerto Rico) and of Dean Witter Puerto Rico, Inc. in the Plan and to provide for compliance with the provisions of the Puerto Rico Code. Such employees will be subject to the provisions of the Plan to which this Supplement D is attached, in addition to the provisions of this Supplement D. Except as otherwise provided herein, the terms of Supplement D as in effect prior to January 1, 2001 shall apply to determinations made prior to January 1, 2001.

     2.   New Definitions. For the purposes of this Supplement, certain terms
          ---------------
are defined and added to Section 21 of the Plan document to which this Supplement is attached. Except as provided in paragraph 3 of this Supplement D, any other capitalized term has the meaning assigned to it in Section 21 of the Plan document.

          "Puerto Rico Code" or "PR Code" means the Puerto Rico Internal Revenue
           ----------------
Code of 1994, as amended from time to time.

          "Puerto Rico Eligible Employee" means any Eligible Employee who is a
           -----------------------------
resident of Puerto Rico.

          "Puerto Rico Highly Compensated Employee" means any Employee residing
           ---------------------------------------
in Puerto Rico who is "highly compensated" with the meaning of PR Code Section 1165(e)(3)(E)(iii).

          "Puerto Rico Participant" means an individual described in Section 2
           -----------------------
of the Plan document and who is a resident of Puerto Rico.

     3.   Altered Definitions. For the purposes of this Supplement only, certain
          -------------------
definitions contained in Section 21 of the Plan document are altered as follows:

          (a)  "Earnings" for a Puerto Rico Participant means the sum of: (i)
                --------
total compensation paid to the Employee by any Participating Company which is subject to tax under the Puerto Rico Code and excludes any such compensation paid to the Employee for any period prior to the date he or she becomes a Participant or for any period during which he or she is not an Eligible Employee; plus (ii) any amounts contributed to the Plan by such Employee as Basic Pre-Tax and Supplemental Pre-Tax contributions. Effective January 1, 1994, the annual total compensation of a Participant that may be taken into account under the Plan as Earnings for any Plan Year shall not exceed $150,000, or such other amounts required under Code section 401(a)(17) as adjusted by the Commissioner of Internal Revenue for increases in the cost-of-living in accordance with Code section 401(a)(17). For Plan Years beginning before January 1, 1997, in determining the compensation of a participant for purposes of this limitation the rules of Code section 414(q)(6) shall apply, except that in applying such rules the term "family" shall include only the spouse of the Participant and the lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year.

         (b)  "Elective Deferrals" means elective deferrals within the meaning
               ------------------
of Code Section 402(g)(3) and Article 1165-8(g)(2) of the Regulation issued under PR Code Section 1165(e).

         (c)  "Employee" means any individual employed by any member of the
               --------
Affiliated Group or any other employer required to be aggregated with any member of the Affiliated Group under Code Sections 414(b), (c), (m) or (o). The term "Employee" shall also include any Leased Employee deemed to be an employee of such employer as provided in Code Section 414(n) or (o). The term "Employee" shall also include any employee of Morgan Stanley DW Inc. resident in Puerto Rico or any employee of Dean Witter Puerto Rico, Inc.

         (d)  "Excess Contributions" for a Puerto Rico Participant shall be
               --------------------
determined by substituting the phrase "Puerto Rico Highly Compensated Employee" for the phrase "Highly Compensated Employee;" by substituting the corresponding section of the PR Code for each section of the Code and without regard to the family aggregation rule included in the last sentence of the definition of "Excess Contributions" in Section 21 of the Plan document.

         (e)  "Excess Elective Deferrals" means those Elective Deferrals that
               -------------------------
are includible in the Puerto Rico Participant's gross income under Code section 402(g) or under PR Code Section 1165(e)(7) to the extent that such Puerto Rico Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such respective section.

         (f)  "Participant" means an individual so described in Section 2 of the
               -----------
Plan including any such individual who resides in Puerto Rico.

    4.   Revised Section 4(c) Payment of Company Contributions. For the purposes
         -----------------------------------------------------
of this Supplement only, Section 4(c) will read as follows:

          (c)  Payment of Company Contributions. The portion of the Company
               --------------------------------
Contribution to be made by each Participating Company in Puerto Rico for each Plan Year shall be determined by the Company and shall be paid to the Trustee at such time or times as the Participating Company in Puerto Rico shall determine, but in any event before the date for filing such Participating Company's Puerto Rico income tax return for the Plan Year, including any extension of such date.

    5.   Revised Section 5 Employee Contributions. For the purposes of this
         ----------------------------------------
Supplement only, Sections 5(a), (b), (c), (d), (e), (f), (g), (j), (k) and (l) of the Plan document will read as follows and Sections 5(h) and (i) will not be applicable (for purposes of compliance with the PR Code):

    SECTION 5: Employee Contributions.
               ----------------------

          (a)  Basic Contributions and Supplemental Pre-Tax Contributions. Each
               ----------------------------------------------------------
Puerto Rico Participant who is an Eligible Employee may make Basic Contributions to the Plan equal to 2%, 4% or 6% of Earnings for the Plan Year. Except to the extent provided in Section 5(b) below, each Puerto Rico Participant's Basic Contributions shall constitute Basic Pre-Tax Contributions. A Puerto Rico Participant who is not a Puerto Rico Highly Compensated Employee and who is making Basic Pre-Tax Contributions equal to 6% of Earnings may also elect to make Supplemental Pre-Tax Contributions to the Plan equal to any whole percentage, from 1% to 4% of Earnings.

          Notwithstanding the foregoing provisions of this Section 5(a), effective January 1, 2001: each Puerto Rico Participant who is an Eligible Employee may make Basic Pre-Tax Contributions to the Plan for any year equal to any whole percentage from 1% to 10% of the Puerto Rico Participant's Earnings for such year and no additional Supplemental Pre-Tax

Contributions shall be permitted; a Puerto Rico Participant may make After-Tax Contributions equal to any whole percentage from 1%-10% of the Puerto Rico Participant's Earnings; provided that a Puerto Rico Participant's combined Pre-Tax Contributions and After-Tax Contributions do not exceed 17% of the Puerto Rico Participant's Earnings; the Plan Administrator may at any time and from time to time limit the amount of Basic Pre-Tax Contributions allowed to be made by some or all Eligible Employees to ensure compliance with applicable nondiscrimination or other rules, provided, however, that in no event shall any such limitation restrict employees that are not Puerto Rico Highly Compensated Employees to any grater extent than similarly situated individuals that are Puerto Rico Highly Compensated Employees.

          (b)  Basic After-Tax Adjustment Contributions. In order that the Plan
               ----------------------------------------
may comply with the requirements of Code Section 401(k) and 415 and the regulations thereunder and with the requirements of PR Code Section 1165(e) and the regulations thereunder, at any time during the Plan Year the Plan Administrator (at its sole discretion) may reduce the rate at which any Puerto Rico Participant who is a Puerto Rico Highly Compensated Employee may contribute Basic Pre-Tax Contributions, or discontinue all such contributions, for the remainder of such Plan Year. Such a reduction or discontinuance may be applied selectively to individual Puerto Rico Participants who are Puerto Rico Highly Compensated Employees or to particular classes of Puerto Rico Participants who are Puerto Rico Highly Compensated Employees, as the Plan Administrator may determine. Any Puerto Rico Participant whose Basic Pre-Tax Contributions are reduced or discontinued under this Section 5(b) shall make Basic After-Tax Adjustment Contributions to the Plan during the remainder of the Plan Year equal to the percentage of the Puerto Rico Participant's Earnings that the Plan Administrator has determined cannot be made as Basic Pre-Tax Contributions provided, that in order that the Plan may comply with the requirements of Code section 401(m) and the regulations thereunder, at any time during the Plan Year the Plan Administrator (at its sole discretion) may reduce the rate at which a Puerto Rico Participant may contribute Basic After-Tax Adjustment Contributions, or discontinue all such contributions, for the remainder of such Plan Year. Any reduction or discontinuance of Basic Pre-Tax or Basic After-Tax Adjustment Contributions made pursuant to this
Section 5(b) shall automatically cease to apply upon the close of the Plan Year in which it is made, or on such earlier date in such Plan Year as the Plan Administrator may determine.

          (c)  Changing the Rate and Suspension of Basic contributions and/or
               --------------------------------------------------------------
Supplemental Pre-Tax Contributions. As of the beginning of any Quarter, a Puerto
----------------------------------
Rico Participant may elect to change the rate of Basic Pre-Tax Contributions and/or any Supplemental Pre-Tax Contributions to any other rate that is within the limitations described in Section 5(a) and 5(b) provided, however, that the Plan Administrator shall have the discretion to permit Puerto Rico Participants to make one or more additional elections, provided, further, that the right to make such additional elections are made available to all Puerto Rico Participants on a nondiscriminatory basis. If a Puerto Rico Participant elects to reduce the rate of his or her Basic Pre-Tax Contributions to a rate that is below 6%, any Supplemental Pre-Tax Contributions being made by the Puerto Rico Participant shall automatically cease on the effective date of such election. If a Puerto Rico Participant is making Basic After-Tax Adjustment Contributions, and he or she elects to reduce the rate of his or her Basic Contributions, and if, as a result of such election, the Plan Administrator determines that it is no longer necessary for the Puerto Rico Participant to make some or all of such Basic After-Tax Adjustment Contributions, the appropriate amount of the Puerto Rico Participant's Basic After-Tax Adjustment Contributions shall automatically cease, effective as of the effective date of his or her election to change the rate of his or her Basic Contributions. As of any pay period, the Puerto Rico Participant may elect to discontinue all Supplemental Pre-Tax Contributions and/or Basic Pre-Tax Contributions, provided however, that an election to discontinue Basic Pre-Tax Contributions shall automatically discontinue any Supplemental Pre-Tax Contributions.

          (d)  Maximum Amount of Elective Deferrals. Notwithstanding anything to
               ------------------------------------
the contrary herein, the amount of Elective Deferrals made with respect to any individual during a calendar year under the Plan and all other plans, contracts or arrangements of any member of the Affiliated Group may not exceed the amount of the limitation in effect under Code section 402(g)(l) and PR Code section 1165(e)(7) for taxable years beginning in such calendar year.

          (e)  Distribution of Excess Elective Deferrals. A Puerto Rico
               -----------------------------------------
Participant may assign to the Plan any Excess Elective Deferrals made during a taxable year of the Puerto Rico Participant by notifying the Plan Administrator on or before March 1, following the close of such taxable year of the amount of the Excess Elective Deferrals to be assigned to the Plan. Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 following such taxable year to any Puerto Rico Participant to whose account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

          (f)  Actual Deferral Percentage Test.
               -------------------------------

               (1) Elective Deferrals for Puerto Rico Participants shall not exceed the limits set forth in PR Code section 1165(e)(3). For purposes of applying such limits, PR Code section 1165(e)(3) and the regulations thereunder are incorporated by reference and are hereinafter referred to as the "PR ADP Test."

               (2) All or part of the Qualified Matching Contributions and Qualified Non-Elective Contributions made with respect to any or all Puerto Rico Eligible Employees may be treated as Elective Deferrals for purposes of the PR ADP Test provided that each of the following requirements is met:

                    (i) the nonelective contributions, including Qualified Non-Elective Contributions treated as Elective Deferrals for purposes of the PR ADP Test, satisfy the requirements of PR Code section 1165(a)(4);

                    (ii) the nonelective contributions, excluding Qualified Non-Elective Contributions treated as Elective Deferrals for purposes of the PR ADP Test, satisfy the requirements of PR Code section 1165(a)(4);

                    (iii) the matching contributions, including Qualified Matching Contributions treated as Elective Deferrals for purposes of the PR ADP Test, satisfy the requirements of PR Code section 1165(a)(4);

                    (iv) the matching contributions, excluding Qualified Matching Contributions treated as Elective Deferrals for purposes of the PR ADP Test, satisfy the requirements of PR Code section 1165(a)(4);

                    (v) all such Qualified Non-Elective Contributions and Qualified Matching Contributions are nonforfeitable when made and subject to the same distribution restrictions that apply to Elective Deferrals, without regard to whether such Qualified Non-Elective Contributions and Qualified Matching Contributions are actually taken into account as Elective Deferrals;

                    (vi) all such Qualified Non-Elective Contributions and Qualified Matching Contributions are allocated to the accounts of Puerto Rico Eligible

Employees as of a date with the Plan Year (pursuant to Treas. Reg. section 1.401(k)-1(B)(4)(I)(A)) as if such contributions were Elective Deferrals; and

               (vii) for Plan Years beginning after December 31, 1988, if the Plan uses the provisions of Section 5(f)(2) of this Supplement D for purposes of the PR ADP Test, then, for purposes of PR Code section 1165(a)(3) (other than the average benefit percentage test), the Plan may be aggregated with other plans of the Affiliated Group (determined with reference to PR Code section
1028) to which the qualified non-elective contributions and qualified matching contributions are made.

          (g)  Distribution of Excess Contributions.
               ------------------------------------

               (1) Notwithstanding any other provision of the Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of any Plan Year beginning after December 31, 1987 to Puerto Rico Participants to whose accounts Basic Pre-Tax, Qualified Matching and Qualified Non-Elective Contributions were allocated for the preceding Plan Year. The Excess Contributions shall be adjusted for income or loss up to the date of distribution. The income or loss allocable to Excess Contributions shall be determined by multiplying the income or loss allocable to the Puerto Rico Participant's Basic Pre-Tax, Supplemental Pre-Tax, Qualified Matching and Qualified Non-Elective Contributions for the Plan Year allocated to the Puerto Rico Participant by a fraction, the numerator of which is the Excess Contribution for the Preceding Plan Year and the denominator of which is the sum of the Puerto Rico Participant's account balances attributable to Basic Pre-Tax, Supplemental Pre-Tax, Qualified Matching and Qualified Non-Elective Contributions for the Plan Year.

               (2) A Puerto Rico Participant may treat Excess Contributions as an amount distributed to the Puerto Rico Participant and then contributed by the Puerto Rico Participant to the Plan as Basic After-Tax Adjustment Contributions. Such re-characterized amounts will remain nonforfeitable and subject to the same distribution requirements as Supplemental Pre-Tax Contributions. Amounts may not be re-characterized by a Puerto Rico Highly Compensated Employee to the extent that such amount in combination with other Basic After-Tax Adjustment would exceed 10% of the Puerto Rico Highly Compensated Employee's Earnings for the Plan Year. Re-characterization must occur no later than two and one-half months after the last day of the Plan Year in which the Excess Contributions arose and is deemed to occur no earlier than the date the last Puerto Rico Highly Compensated Employee is informed in writing of the amount which may be recharacterized and the consequences thereof.

               (3) The amount of Excess Contributions to be distributed under Section 5(g)(1) or recharacterized under Section 5(g)(2) shall be reduced by Excess Elective Deferrals previously distributed under Section 5(e) for the Puerto Rico Participant's taxable year ending with or within the Plan Year for which such Excess Contributions were made.

          (j)  Payroll Deductions.  All Basic Contributions and Supplemental
               ------------------
Pre-Tax Contributions shall be made solely through periodic payroll deductions, unless the Plan Administrator consents to another method of payment. All Basic Contributions and Supplemental Pre-Tax Contributions withheld during any calendar months shall be credited to the Trustee not later than the last day of the next following month and shall be credited to the appropriate Employee Accounts as soon as practicable thereafter.

          (k)  Salary Reduction and Tax Status of Pre-Tax Contributions. For
               --------------------------------------------------------
Federal and Puerto Rico tax purposes, Basic Pre-Tax Contributions and Supplemental Pre-Tax

Contributions shall be deemed to be Company Contributions to the Plan, and a Puerto Rico Participant's election to make such contributions shall constitute an election to have the amount of his or her compensation that otherwise would have been reported as taxable compensation on Form W-2/PR reduced by the amount of such contributions.

                           (l)      Administrative Procedures. The Plan
                                    --------------------------
Administrator may require Puerto Rico Participants to complete and file such forms, within such time periods as it shall determine, before any election under this Section 5 may take effect.

                  6.       Revised Section 6 Amendment and Termination of This
                           ---------------------------------------------------
Supplement. For the purposes of this Supplement only, Section 6 of the Plan
----------
document will read as follows:

             SECTION 6.    Amendment and Termination of This Supplement.
                           --------------------------------------------

                  (a) Amendment Required for Qualification. All provisions of
                      ------------------------------------
this Supplement, and all benefits and rights granted hereunder, are subject to any amendments, modifications or alterations which are necessary from time to time to qualify the Plan and Supplement under Code Section 401(a) or 501(a) or under PR Code section 1165(a), to continue the Plan as so qualified or to comply with any other provision of law. Accordingly, notwithstanding Section 19(a) of the Plan or any other provision of this Plan, the Company may amend, modify or alter the Plan, with or without retroactive effect, in any respect or manner necessary to qualify the Plan and Supplement under Code section 401(a) or under PR Code Section 1165(a).

                  (b)      Reversion of Funds.
                           ------------------

                           (i)      All employer contributions are expressly
conditioned on their deductibility under Code Section 404 and PR Code Section 1023(n). To the extent permissible under ERISA, any employer contribution shall be returned to the appropriate Participating

Company, upon its written request, to the extent that the contribution is disallowed as a deduction, within one year after such disallowance.

                     (ii) In the event that, due solely to the inclusion of this Supplement D, the Commissioner of Internal Revenue determines that the Plan would cease to be qualified under the Code or the Secretary of the Puerto Rico Treasury determines that the Plan is not initially qualified under the Puerto Rico Code, to the extent permissible under ERISA, any contributions made by or on behalf of a Puerto Rico Participant must be returned to the appropriate Puerto Rico Participant and to the appropriate Participating Company within one year after the date of such determination. The return of contributions to a Participating Company is further conditioned upon the Company's having made the application for the qualification by the time Prescribed by law for filing the Company's return for the taxable year in which Supplement D is adopted, or such later dates as the Secretary or the Treasury of the Puerto Rico Treasury may prescribe.

                             DEAN WITTER START PLAN
                             ----------------------

                   (Saving Today Affords Retirement Tomorrow)
                   ------------------------------------------

                                  SUPPLEMENT E
                                  ------------

            1993 MATCHING CONTRIBUTIONS FOR CREDIT SERVICES EMPLOYEES
            ---------------------------------------------------------

         1. Purpose. This Supplement E provides for the payment of a Basic
            -------
Matching Contribution on behalf of each employee who, during 1993: (a) made Basic Pre-tax Deposits to The Savings and Profit Sharing Fund of Sears Employees (the "Sears Plan"); and (b) was either employed by a member of the Affiliated Group on December 31, 1993 or terminated employment with the Affiliated Group before December 31, 1993 as a result of death, Total and Permanent Disability, Retirement or Release. Such employees are referred to in this Supplement E as "Spun-off Employees."

         2. Plan Participation Not Required. Notwithstanding any provision of
            -------------------------------
the Plan to the contrary, Participating Companies shall make contributions on behalf of Spun-off Employees pursuant to this Supplement E without regard to whether said employees participate in, or make Basic Pretax Contributions to the Plan.

         3. Definitions.  For purposes of this Supplement E, the terms
            -----------
"Compensation" "Basic Pre-tax Deposits," "Basic Employer's Contribution" and "Business Group Contribution" shall have the meanings given to such terms by the Sears Plan.

         4.  Basic  Matching Contribution.  For the Plan Year ending December
             ----------------------------
31, 1993, Participating Companies shall make Matching Contributions to the Trust Fund on behalf of Spun-off Employees equal to:

             (a) the greater of:

                     (i) the sum of the Basic Employer's Contribution and Business Group Contribution, if any, calculated under the terms of the Sears Plan for 1993 (without regard to the Spun-off Employee's cessation of employment with Sears or any of its subsidiaries, other than a member of the Affiliated Group) as applied to each Spun-off Employee's Basic Pre-tax Deposits made from January 1, 1993 to June 30, 1993; or

                     (ii) the amount derived by multiplying the Spun-off Employee's Basic Pre-Tax Deposits under the Sears Plan by the percentage(s) used to calculate 1993 Basic Matching Contributions under the Plan for the Business Segment in which the Spun-off Employee is employed on December 31, 1993 or, if earlier, such employee's last day of employment; and

             (b) the Basic Matching Contribution, calculated under Section 4(b)(i)(3) for the Business Segment in which the Spun-off Employee is employed on December 31, 1993 or, if earlier, such employee's last day of employment, with respect to Basic Pre-Tax Contributions, if any, made by the Spun-off Employee to the Plan without regard to any amount paid under (a) above.

         5.  Additional Matching Contributions. In the event the Participating
             ---------------------------------
Companies determine, in their sole discretion, to make additional Matching, Qualified Non-Elective or Qualified Matching Contributions under Section 4(b)(ii) for the Plan Year ending December 31, 1993, they shall make such contributions for Spun-off Employees by taking into account the total of such employees' Compensation and Earnings and the total of such employees' Basic Pre-Tax

Deposits under the Sears Plan and Basic Pre-Tax Contributions under the Plan, earned or made during 1993.

         6. Effective Dates. This Supplement E shall be effective as of January
            ---------------
1, 1993 and shall apply only to Basic Matching Contributions and additional Matching, Qualified Non-Elective or Qualified Matching Contributions, if any, made by Participating Companies for the Plan Year ending December 31, 1993.

                             DEAN WITTER START PLAN
                             ----------------------

                   (Saving Today Affords Retirement Tomorrow)
                   ------------------------------------------

                                  SUPPLEMENT F
                                  ------------

                                   SALE OF SPS
                                   -----------

         Pursuant to a Stock Purchase Agreement between SPS and Associates First Capital Corporation ("Associates"), SPS has sold substantially all of the stock of its subsidiaries to Associates, and all of the SPS Stock held by the Plan was converted into cash. Accordingly, except where the context clearly requires otherwise, all of the references in the Plan to SPS, the SPS START Plan, SPS Stock and the SPS Stock Fund shall be deemed to be deleted effective as of the SPS Stock Conversion Date. Following such sale there were no employees of SPS, the SPS START Plan was transferred to Associates, and the SPS Stock Fund was terminated.

                             DEAN WITTER START PLAN
                             ----------------------

                   (Saving Today Affords Retirement Tomorrow)
                   ------------------------------------------

                                  SUPPLEMENT G
                                  ------------

                  RULES RELATING TO CERTAIN GROUPS OF EMPLOYEES
                  ---------------------------------------------

         MSDW Online: With respect to employees of MSDW Online and its subsidiaries (collectively, "MSDW Online"), the following rules shall apply: As of May 1, 2000, employees of MSDW Online who otherwise meet the eligibility rules of the Plan (taking into account the provisions of this Supplement F), shall be Employees, Eligible Employees or Immediately Eligible Employees, as the case may be, under the terms of this Plan, and MSDW Online (including each of its subsidiaries) shall be a Participating Company in the Plan. Effective May 1, 2000, in the case of an employee who was an employee of MSDW Online prior to such date, Years of Service for periods prior to May 1, 2000, shall be determined by applying the rules of Section 3 to that period of employment. Notwithstanding the foregoing, Employees who were participants in the Discover Brokerage Direct 401(k) Profit Sharing Plan (the "MSDW Online Plan") as of April 30, 2000 will automatically become Participants in the Plan on May 1, 2000, and shall be subject to the following transition rules: such Employees' deferral elections under the MSDW Online Plan on April 30, 2000, shall be given effect under the Plan on and after May 1, 2000, subject to the provisions of Section 5(c) of the Plan; the vested portion of each such Employee's Matching Contribution Account shall be determined solely in accordance with the otherwise applicable provisions of the Plan, taking into account his or her service rendered to MSDW Online prior to May 1, 2000 to the extent provided above; for purposes of determining the amount of Matching Contributions and forfeitures, if any, to be allocated to such Employees for the Plan Year ending December 31, 2000, such Employee's elective deferrals to the MSDW Online Plan during the period beginning January 1, 2000 and ending December 31, 2000 (in addition to deferrals under the START Plan during such period), shall be taken into account as Basic and Supplemental Pre-Tax Contributions, subject to the limitations set forth in the Plan.

         In addition, for purposes of determining the amount of Matching Contributions and forfeitures, if any, to be allocated for Plan Years ending on or after December 31, 2000, with respect to Participants who are employees of MSDW Online, MSDW Online shall be considered a member of the "Securities" Business Segment.

         Effective as of the end of February 28, 2001, contingent on the receipt of a favorable determination from the Internal Revenue Service, the MSDW Online Plan shall be merged with and into the Plan. Prior to such merger on February 28, 2001, the contributions, benefits, and other rights of Participants who were participants in the MSDW Online Plan are determined under the terms of the MSDW Online Plan as in effect prior to its merger into the Plan. Any person who was covered under the MSDW Online Plan prior to its merger into the Plan and who was entitled to benefits under the provisions of such plans as in effect on February 28, 2001 shall continue to be entitled to the same amount of accrued benefits without change under this Plan; provided, however, that the forms of distribution (including for these purposes the time, manner and medium of distribution) available with respect to such accrued benefits shall be the forms of distribution available under the otherwise applicable provisions of the Plan plus such forms of distribution as may be required to be provided under Code section 411(d)(6).

         MSDW Commercial Financial Services, Inc.: With respect to employees of MSDW Commercial Financial Services, Inc. ("CFS"), the following rules shall apply: As of January 1, 2001, employees of CFS who otherwise meet the eligibility rules of the Plan (taking into account the provisions of this Supplement F), shall be Employees, Eligible Employees or Immediately Eligible Employees, as the case may be, under the terms of this Plan, and CFS shall be a Participating Company in the Plan. Effective January 1, 2001, in the case of an employee who was an employee of a member of the Affiliated Group prior to such date, Years of Service shall include, for vesting and eligibility purposes, service performed for such member of the Affiliated Group, determined with respect to the rules for crediting service under this Plan.

         In addition, for purposes of determining the amount of Matching Contributions and forfeitures, if any, to be allocated for Plan Years ending on or after December 31, 2001, with respect to Participants who are employees of CFS, CFS shall be considered a member of the "Securities" Business Segment.

                             DEAN WITTER START PLAN
                             ----------------------

                   (Saving Today Affords Retirement Tomorrow)
                   ------------------------------------------

                                  SUPPLEMENT H
                                  ------------

                    TERMINATION OF MATCHING CONTRIBUTIONS AND
                    -----------------------------------------

                              TRANSFER OF ACCOUNTS
                              --------------------

         1. Termination of Contributions. Notwithstanding anything in the Plan
            ----------------------------
to the contrary, for Plan Years beginning on or after January 1, 2001, no Matching Contributions or any other Company Contributions provided for in
Section 4 of the Plan shall be made by Participating Companies to the Trust Fund, provided that Participating Companies may, in their sole and absolute discretion, make Qualified Non-Elective or Qualified Matching Contributions for any such Plan Year. It is the intent of this Supplement H that the benefits formerly delivered as matching contributions under the Plan shall be delivered, effective January 1, 2001 under the Morgan Stanley Dean Witter & Co. and Subsidiaries Employee Stock Ownership Plan (the "ESOP") in accordance with the ESOP's terms, without material modification of the Plan's rules relating to participation, vesting and amount of benefits, and the provisions of this Supplement H shall be interpreted accordingly.

         2. Transfer of Accounts. As of such date as may be determined by the
            --------------------
Plan Administrator, which shall not be later than December 31, 2001 (the "Transfer Date"), all assets and liabilities relating to each Participant's Matching Contribution Account (including in relation to any loan pursuant to Section 12(h) of the Plan charged against any Matching Contribution Account) shall be transferred to the ESOP, provided, however, that any portion of an individual's Matching Contribution Account that the individual has elected to diversify pursuant to Section 6(d) of the Plan prior to the Transfer Date shall not be transferred to the Plan. Participants' interests in the transferred amounts shall not vest on an accelerated basis as a result of such transfers, but shall continue to vest at the applicable rate specified in the ESOP, which shall be at least as rapid as the basis specified under Section 10 of the Plan. On and after the date on which an amount is transferred to the ESOP, a Participant shall have no right to benefits under this Plan with respect to the amount so transferred, and all rights with respect to such amount shall be enforceable only against the ESOP.

         3.  Plan Participation not Affected.  Notwithstanding paragraph (A) of
             -------------------------------
the definition of "Eligible Employee" in Section 21 of the Plan, participation in the ESOP shall not affect an Employee's eligibility to participate in the Plan.

         4.  ESOP Diversification Transfers. To the extent permitted by the
             ------------------------------
ESOP, an ESOP participant may elect to transfer to the Trust Fund an ESOP Diversification Transfer (as defined below). Any such ESOP Diversification Transfer shall be credited to an Account of such Participant and shall be treated in the same manner as any other Account established under the Plan. Such funds so transferred shall be allocated to one or more of the Investment Funds in accordance with Section 6(a). For purposes of this paragraph, an "ESOP Diversification Transfer" means amounts transferred to the Plan from the ESOP in accordance with the diversification provisions set forth in Section 7.04 of the ESOP.

                             DEAN WITTER START PLAN
                             ----------------------

                   (Saving Today Affords Retirement Tomorrow)
                   ------------------------------------------

                                  SUPPLEMENT I
                                  ------------

                                EGTRRA AMENDMENTS
                                -----------------

     1.   Purpose. This Supplement I to the Plan reflects certain provisions of
          -------
the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This Supplement is intended to comply in good faith with the requirements of EGTRRA and is to be construed in accordance with EGTRRA. Except as otherwise provided below, the provisions of this Supplement shall be effective as of January 1, 2002. The provisions of this Supplement shall supersede the foregoing provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Supplement. Capitalized terms used in this Supplement and not defined herein shall have the same meanings given to such terms in the Plan.

     2.   Increase in Code section 401(a)(17) Limit. The annual amount of
          -----------------------------------------
compensation of a Participant taken into account under the Plan for any Plan Year beginning on or after January 1, 2002 shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code section 401(a)(17)(B).

     3. Code section 415(c) Limitations on Contributions. Effective January 1, 2002, the following provisions modify Section 13(b) of the Plan. Except to the extent modified herein, the provisions of Section 13(b) shall continue to apply.

     A Participant's annual addition under this Plan, for a limitation year beginning on or after January 1, 2002, may not exceed the lesser of -

     (a)  $40,000, as adjusted for increases in the cost-of-living under Code section 415(d), or

     (b)  100% of the Participant's compensation, within the meaning of Code section 415(c)(3), for the limitation year.

     The compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code section 401(h) or 419A(f)(2)) which is otherwise treated as an annual addition.

     For purposes of this provision, the term "limitation year" shall have the meaning given to such term in Section 13(b)(i) of the Plan, and any annual additions in excess of the above limit shall be administered in accordance with the provisions of Section 13(b)(ii) and (iii) of the Plan.

     4. Repeal of Multiple Use Test. The multiple use test described in Treas. Reg. section 1.401(m)-2 and incorporated by reference under Section 5(h)(2) of the Plan shall not apply for Plan Years beginning on or after January 1, 2001.

     5. Rollovers of Plan Distributions. Effective for distributions made on or after January 1, 2002, Section 11(g) of the Plan shall be modified as follows:

     (a) An eligible rollover distribution from the Plan may be rolled over to a plan described in the first sentence of Section 11(g), an annuity contract described in Code section 403(b) and an eligible plan under Code section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state, and which agrees to separately account for amounts transferred into such plan from this Plan (each, an "eligible retirement plan"). This definition of "eligible retirement plan" shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Code section 414(p).

     (b) No portion of a hardship distribution under Section 12(g) shall be treated as an eligible rollover distribution, and a Participant may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

     (c) A portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions pursuant to Section 5(a) or 5(b), or Section 5(a) or 5(b) of Supplement D to the Plan, that are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code section 408(a) or (b), or to a qualified defined contribution plan described in Code section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution that is includible in gross income and the portion of such distribution which is not so includible.

     6. Modification of Top-Heavy Rules. The following provisions modify the top-heavy provisions in Supplement C to the Plan and shall apply for purposes of determining whether the Plan is top-heavy under Code section 416(g) for Plan Years beginning on or after January 1, 2002, and whether the Plan satisfies the minimum benefits requirements of Code section 416(c) for such years. Except to the extent modified herein, the provisions of Supplement C shall continue to apply.

     (a)  Determination of Top-Heavy Status.

          (i) "Key Employee" shall mean any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date (as defined in Section 3(c) of Supplement
     C) was an officer of the Company or Participating Company having annual compensation greater than $130,000 (as adjusted under Code section 416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of the Company or Participating Company, or a 1-percent owner of the Company or Participating Company having annual compensation of more than

     $150,000. For this purpose, annual compensation means compensation within the meaning of Code section 415(c)(3). The determination of who is a Key Employee will be made in accordance with Code section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

          (ii) Determination of Present Values and Amounts. For purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the Determination Date, the following provisions shall apply:

               (A) Distributions During the Year Ending on the Determination Date. The present values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code section 416(g)(2) during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

               (B) Employees Not Performing Services During Year Ending on the Determination Date. The accrued benefits and accounts of any individual who has not performed services for the Company or Participating Company during the 1-year period ending on the Determination Date shall not be taken into account.

     (b)  Minimum benefits.

          (i) Matching Contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Code section 401(m).

          (ii) Contributions under other plans. If a top-heavy minimum benefit is due to a non-Key Employee who is also a participant in the Morgan Stanley Dean Witter & Co. Employee Stock Ownership Plan (the "ESOP"), it shall be provided under the ESOP and not under this Plan.

                             DEAN WITTER START PLAN
                             ----------------------

                                  SUPPLEMENT J
                                  ------------

                        JANUARY 1, 2002 ESOP DESIGNATION
                        --------------------------------

     1. Effective by the end of the 2001 Plan Year, the program of matching contributions previously maintained under the Dean Witter START Plan (the "START Plan") was transferred from the START Plan to the Morgan Stanley Dean Witter & Co. and Subsidiaries Employee Stock Ownership Plan. Under the remaining components of the START Plan, Participants can direct that the remaining assets in their Employee Accounts be invested in various investment funds, including the Morgan Stanley Dean Witter Stock Fund (the "MSDW Stock Fund").

     2. Effective January 1, 2002, the MSDW Stock Fund previously maintained under the START Plan is designated as an employee stock ownership plan ("ESOP") component of the START Plan (the "ESOP"), as provided in Code section 4975(e)(7) and Treas. Reg. section 54.4975-11(a)(2) (such fund to be referred to as the "MSDW Stock Fund ESOP"). Effective January 1, 2002, there is hereby created a "Non-ESOP MSDW Stock Fund," which shall not be an ESOP and which shall form a part of the non-ESOP components of the START Plan.

     3. The MSDW Stock Fund ESOP is designed to invest primarily in qualifying employer securities and is intended to meet other applicable requirements for an ESOP.

     4. The MSDW Stock Fund ESOP forms a portion of the START Plan, as permitted by Treas. Reg. section 54.4975-11(a)(5). Except as provided in this Supplement J, the ESOP shall be governed by the terms of the START Plan, including but not limited to Section 14 (Fiduciary Responsibilities and Plan Administration) and Section 19(d) (exclusive purpose of Trust Fund is to provide benefits to Participants and Beneficiaries). In connection with the creation of the MSDW Stock Fund ESOP, the Trust Agreement which established the Trust Fund under the START Plan has been amended to include special rules relating to the holding of the MSDW Stock Fund ESOP's assets in trust.

     5. No Pre-Tax Contributions or employee contributions (or Rollover Contributions) may be made to the MSDW Stock Fund ESOP. The Company may, in the sole discretion of its Board of Directors, make discretionary contributions to the MSDW Stock Fund ESOP for any Plan Year after 2001, to be allocated in proportion to the Earnings for that Plan Year of Participants employed on the last day of the Plan Year (subject to the START Plan's applicable limitations on contributions and allocations) or who terminated employment during the year due to death, Retirement, Total and Permanent Disability or Release.

     6. All Pre-Tax Contributions and employee contributions directed by a Participant to be invested in the MSDW Stock Fund shall first be credited to such Participant's Employee

Account in the Non-ESOP MSDW Stock Fund (that is, credited to his Account in the non-ESOP portion of the START Plan) and shall, as soon as practicable thereafter, be transferred to the MSDW Stock Fund ESOP and allocated to an account established for the Participant in the MSDW Stock Fund ESOP ("MSDW Stock Fund ESOP Account").

     7. Each Participant and Beneficiary shall be entitled to direct the START Plan as to the manner in which voting rights and tender offer rights of Company Stock allocated to his/her MSDW Stock Fund ESOP Account are to be exercised, in accordance with the provisions of the Trust Agreement (other than the provisions of this Supplement J).

     8. The MSDW Stock Fund ESOP shall be invested in accordance with the present investment objectives of the MSDW Stock Fund.

     9.   With respect to distributions of benefits from the MSDW Stock Fund
ESOP:

          (a) The time, form and method of distribution shall be the same as provided under the START Plan. (No special rules limit the commencement and duration of MSDW Stock Fund ESOP Account distributions because the START Plan already (i) permits commencement of distribution no later than the dates set out in Code section 409(o)(1)(A) and (ii) permits a Participant to elect a form of distribution more rapid than that provided in Code section 409(o)(1)(C).

          (b) A Participant who is entitled to a distribution of his/her START Plan Employee Account shall have the right to demand that his benefits in the MSDW Stock Fund ESOP (or transferred from the MSDW Stock Fund ESOP) be distributed in the form of Company Stock. (In the case of a demand for distribution in the form of Company Stock with respect to START Plan Employee Account assets not in the ESOP, the requested portion of the non-ESOP START Plan Employee Account shall be transferred to and distributed from the Participant's MSDW Stock Fund ESOP Account.)

          (c) If Company Stock is no longer readily tradable on an established market, Participants shall have the right to require that the Company repurchase distributed Company Stock under a fair valuation formula.

     10. A Participant may direct that all or a part of such Participant's MSDW Stock Fund ESOP Account be transferred to an Investment Fund in the non-ESOP portion of the START Plan. Such transfer shall be made on a basis consistent with the procedures established by the Plan Administrator from time to time for this purpose and in any event as necessary to satisfy the requirements of Code section 401(a)(28).

     11. (a) With respect to dividends paid on Company Stock attributable to a Participant's or Beneficiary's MSDW Stock Fund ESOP Account, such Participant or Beneficiary may elect, at such time and in accordance with such procedures as the Committee may provide, to have such dividends:

          (i) paid to the START Plan and distributed in cash to the Participant or Beneficiary at such time as the Committee may provide, but not later than 90 days after the close of the Plan Year of the dividend payments, or

          (ii)  paid to the START Plan and reinvested in Company Stock, and

          (iii) if the Committee shall so provide in an nondiscriminatory manner, payable in cash to the Participant or Beneficiary.

     (b) Any dividends received by the Trustee with respect to shares of Company Stock held in the ESOP shall be reinvested in the MSDW Stock Fund ESOP (that is, such dividends shall be reinvested in Company Stock). If a Participant or Beneficiary makes an election pursuant to paragraph 11(a)(i) (that is, an election to have the dividends paid to the START Plan and then distributed), the amount distributed shall be the lesser of (i) the original amount of the dividends attributable to that Participant or Beneficiary, and (ii) the amount of such dividends adjusted for the MSDW Stock Fund ESOP's investment experience.

     (c) If a Participant or Beneficiary shall fail to make a timely election, he shall be deemed to have elected to reinvest the dividends pursuant to paragraph 11(a)(ii).

     (d) The Committee shall have the authority to amend the START Plan so as to make available the option described in clause (iii) of paragraph 11(a).

     12. Notwithstanding any other provision of the START Plan or related Trust Fund, the MSDW Stock Fund ESOP may be amended from time to time to include retroactive amendments so as to modify distribution options in a non-discriminatory manner to the fullest extent permitted by Code section 411(d)(6).

     13. This Supplement J is a part of the START Plan and, except as otherwise provided herein, shall be construed and administered in accordance with the terms of the START Plan. Capitalized terms not defined in this Supplement J shall have the meanings otherwise provided in the START Plan.